UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds
Nuveen Equity Funds

Semi-Annual Report March 31, 2017

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Symphony International Equity Fund	NSIAX	NSECX	NSREX	—	NSIEX
Nuveen Symphony Large-Cap Growth Fund	NCGAX	NCGCX	NSGQX	—	NSGIX
Nuveen Symphony Low Volatility Equity Fund	NOPAX	NOPCX	—	NOPFX	NOPRX
Nuveen Symphony Mid-Cap Core Fund	NCCAX	NCCCX	NMCRX	—	NCCIX
Nuveen Symphony Small Cap Core Fund	NSSAX	NSSCX	—	—	NSSIX

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Table
of Contents

NUVEEN      3

Chairman’s Letter
to Shareholders
Dear Shareholders,
Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news, interest rates are higher amid the Federal Reserve (Fed) rate hikes and inflation is ticking higher.
The Trump administration's early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House's pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected.
Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted its second and third interest rate hikes in December 2016 and March 2017, respectively, a vote of confidence that its employment and inflation targets are on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and the U.K.’s decision to leave the European Union (or “Brexit”) remained in the minority in the Dutch general election in March and France's presidential election in May, easing the political uncertainty surrounding Germany’s elections later this year.
In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.
Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
May 22, 2017

4      NUVEEN

Portfolio Managers’
Comments
Nuveen Symphony International Equity Fund
Nuveen Symphony Large-Cap Growth Fund
Nuveen Symphony Low Volatility Equity Fund
Nuveen Symphony Mid-Cap Core Fund
Nuveen Symphony Small Cap Core Fund
These Funds feature portfolio management by Symphony Asset Management LLC (Symphony), an affiliate of Nuveen, LLC. Gunther Stein, who serves as the firm’s Chief Investment Officer and Chief Executive Officer, Ross Sakamoto, CFA, and Marc Snyder manage all five Funds. Gabriel Mass, CFA is also portfolio manager of the Nuveen Symphony International Equity Fund.
Here the portfolio managers discuss key investment strategies and performance of the Funds for the six-month reporting period ended March 31, 2017.
How did the Funds perform during the six-month reporting period ended March 31, 2017?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended March 31, 2017. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its corresponding market index and Lipper average. A more detailed account of each Fund’s performance is provided later in this report.
What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the six-month reporting period ended March 31, 2017?
Nuveen Symphony International Equity Fund
The Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Classification Average during the reporting period.
The Fund seeks to provide portfolio diversification potential and exposure to the performance of international companies through a portfolio of both growth and value non-U.S. equity securities. The Fund invests at least 80% of the sum of its net assets in non-U.S. equity securities and primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries. The portfolio managers build portfolios with the assistance of quantitative tools, seeking to maximize upside potential while maintaining the risk profile of the strategy. Macro-economic and asset class views are taken into consideration. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis.
During the reporting period, country positions in Japan, Germany and Italy contributed positively to relative performance. Individual sectors that contributed to performance versus the benchmark included an underweight position in consumer staples and an overweight exposure to the materials sector. Our underweight in the financial sector versus the benchmark detracted from performance.
Individual positions that contributed to Fund performance included the consumer discretionary holding Fiat Chrysler Automobiles (FCA). FCA announced positive fourth-quarter and full-year 2016 results as the company posted a net profit of $1.9 billion for 2016. In addition, FCA's guidance for 2017 calls for further year-over-year increases in revenue, pre-tax earnings and net profit in 2017, along with a reduction in debt. Also contributing to performance were materials holdings Lanxess AG and Mitsubishi Chemical Holdings Corporation, which are both chemical companies. The shares of Lanxess moved higher after the company announced an accretive transac

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
NUVEEN      5

Portfolio Managers’ Comments (continued)
tion during the reporting period. Shares of Mitsubishi Chemical Holdings Corporation benefitted after a few sell side analysts upgraded the company after it showed strong results and improving margins.
A holding in an electric utility company, Korea Electric Power Corporation, detracted from performance during the reporting period. A Korean Congressional committee recommended cutting the residential electricity tariff, which would drastically reduce the company’s revenue. This news, as well as ongoing debate surrounding the cost of electricity ahead of the country's Presidential election has combined to pressure the stock’s performance. And lastly, not owning positions in various financial stocks held by the benchmark index detracted from performance during the reporting period as well. Several of these stocks rallied strongly after the U.S. election results in November 2016 caused global rates to rise and speculation that the industry would be subject to less regulation.
Symphony Large-Cap Growth Fund
The Fund’s Class A Shares at NAV outperformed the Lipper Large-Cap Growth Funds Classification Average, but underperformed the Russell 1000® Growth Index during the reporting period.
The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of large-capitalization growth stocks. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index.
The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell 1000® Growth Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. Seeking to provide consistent long-term outperformance, the Fund utilizes a multi-faceted process. The portfolio invests in high quality companies with strong growth potential and attractive valuations, seeking to maximize upside potential while maintaining a style-pure risk profile. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis.
During the reporting period, stock selection in the industrial, energy and financial sectors contributed positively to relative performance. A position in financial service sector holding Voya Financial Inc. positively contributed to performance. The stock rebounded during the reporting period following underperformance during the first half of the 2016. The stock benefitted as its returns are expected to improve as yields have risen. Additionally, the firm announced expense reductions and continues to buy-back its stock. We continued to hold the position as we believe there is additional upside to fundamentals and valuation. Also contributing to performance was consumer discretionary holding Tiffany & Co. This luxury jewelry retailer continued its rebound after posting another solid quarter, with gross margins, earnings and 2017 guidance coming in better than expectations for the fourth quarter of 2016. Furthermore, trends accelerated toward the end of the fourth quarter and the firm delivered its first non-negative same store sales comparison in five quarters. We continue to own the security as the strength of its brand has helped it withstand the ever-growing pressure from online retailers. Lastly, information technology holding Broadcom Limited contributed to performance. The semiconductor company beat earnings and increased their guidance, as well as doubled their dividend. Management also announced another acquisition which is expected to provide strong annuity-like returns to their business longer term.
Stock selection in the consumer staples and consumer discretionary sectors negatively impacted the Fund’s relative performance during the reporting period and contributed to the Fund’s underperformance versus the benchmark. Individual positions that detracted included consumer discretionary holding O’Reilly Automotive Inc. The high quality auto aftermarket retailer underperformed during the reporting period due to various factors. High quality stocks trading at premiums have been out of favor in 2017, winter weather hurt consumer demand during the first quarter of 2017 and rumors of Amazon entering the space created softness in the stock. However, the company has reported eight consecutive quarters of earnings growth. We will remain patient and may add to the stock as valuation becomes more attractive. Additionally, health care holding Allergan PLC detracted from performance. The stock’s performance was hurt after Pfizer terminated its planned $150 billion merger with the company. Lastly, the Fund did not have a position in Nvidia Corporation, which was a strong performer for the benchmark during the reporting period. We have been reluctant to get involved with this company due to its PC related exposure. The stock was up materially during the reporting period, as other growth drivers were extremely strong. While this detracted for the reporting period, we have been invested in other companies in the semiconductor industry that have been beneficial to the Fund’s portfolio.
6      NUVEEN

Nuveen Symphony Low Volatility Equity Fund
The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Index and the Lipper Multi-Cap Core Funds Classification Average during the reporting period.
The Fund seeks to produce long-term returns superior to the market with lower absolute volatility than the broad equity market. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with varying market capitalizations.
The Fund is constructed of primarily large-capitalization stocks and targets 10% less volatility than the Russell 1000® Index. The Fund invests in high and low beta stocks across cyclical and defensive sectors, in contrast to other low volatility strategies that focus primarily on defensive sectors and stocks. Security level risks are monitored by sector-focused analysts, and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis.
An underweight allocation to the telecom sector and individual holdings within the materials sector contributed positively to relative performance versus the Russell 1000® Index. Outside of these sectors, various individual holdings also contributed to performance. For example, a position in financial services holding Voya Financial Inc. positively contributed. The stock rebounded during the reporting period following underperformance during the first half of the 2016. The stock benefitted as its returns are expected to improve as yields have risen. Additionally, the firm announced expense reductions and continues to buy back its stock. We continued to hold the position as we believe there is additional upside to fundamentals and valuation. Also contributing to performance was consumer discretionary holding Tiffany & Co. This luxury jewelry retailer continued its rebound after posting another solid quarter, with gross margins, earnings and 2017 guidance coming in better than expectations for the fourth quarter of 2016. Furthermore, trends accelerated toward the end of the fourth quarter and the firm delivered its first non-negative same store sales comparison in five quarters. We continue to own the company as the strength of its brand has helped it withstand the ever-growing pressure from online retailers. Lastly, information technology holding Broadcom Limited contributed to performance. The semiconductor company beat earnings and increased their guidance, as well as doubled their dividend. Management also announced another acquisition which is expected to provide strong annuity-like returns to their business longer term.
Stock selection in the Fund’s consumer staples, information technology and financials sectors negatively impacted performance during the reporting period and contributed to the Fund’s underperformance versus its benchmark. The Fund did not have a position in Nvidia Corporation, which was a strong performer for the benchmark during the reporting period. We have been reluctant to get involved with this company due to its PC related exposure. The stock was up materially during the reporting period, as other growth drivers were extremely strong. While this detracted for the reporting period, we have been invested in other companies in the semiconductor industry that have been beneficial to the Fund’s portfolio. The Fund was also negatively impacted by a position in Allergan PLC. The stock’s performance was hurt after Pfizer terminated its planned $150 billion merger with the company. Lastly, consumer discretionary holding O’Reilly Automotive Inc. also detracted from performance. The high quality auto aftermarket retailer underperformed during the reporting period due to various factors. High quality stocks trading at premiums have been out of favor in 2017, winter weather hurt consumer demand during the quarter, and rumors of Amazon entering the space created softness in the stock. However, the company reported solid quarterly results, marking eight consecutive quarters of earnings growth. We will remain patient and may add to the stock as valuation becomes more attractive.
Nuveen Symphony Mid-Cap Core Fund
The Fund’s Class A Shares at NAV, underperformed both the Russell Midcap® Index and the Lipper Multi-Cap Core Funds Classification Average during the reporting period.
The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of diversified, mid-cap stocks with sustainable earnings growth over the long term. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index.
The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell Midcap® Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. The Fund consists of mid-capitalization core equities that are selected using a multi-faceted investment process that incorporates fundamental research, a comprehensive market outlook and proactive risk management.
NUVEEN      7

Portfolio Managers’ Comments (continued)
The portfolio invests in high quality companies with growth potential and attractive valuations, seeking to maximize upside potential while maintaining a consistent risk profile. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis.
During the reporting period, the Fund’s holdings in the real estate, telecom and utilities sectors contributed positively to relative performance. Individual holdings that contributed to performance included a position in financial services holding Voya Financial Inc. The stock rebounded during the reporting period following underperformance during the first half of the 2016. The stock benefitted as its returns are expected to improve as yields have risen. Additionally, the firm announced expense reductions and continues to buy back its stock. We continued to hold the position as we believe there is additional upside to fundamentals and valuation. Also contributing to performance was consumer discretionary holding Tiffany & Co. This luxury jewelry retailer continued its rebound after posting another solid quarter, with gross margins, earnings and 2017 guidance coming in better than expectations for the fourth quarter of 2016. Furthermore, trends accelerated toward the end of the fourth quarter and the firm delivered its first non-negative same store sales comparison in five quarters. We continue to own the company as the strength of its brand has helped it withstand the ever-growing pressure from online retailers. Lastly, industrial holding Southwest Airlines Co. also positively contributed to performance. Valuation has been cheap for this airline versus its peers and they experienced improved pricing and capacity simultaneously, which helped spur the stock higher. We trimmed the position marginally in January 2017.
Individual stock selection within the information technology and financials sectors negatively impacted the Fund’s relative performance during the reporting period, which contributed to the Fund’s underperformance versus its benchmark. The Fund did not have a position in Nvidia Corporation, which was a strong performer for the benchmark during the reporting period. We have been reluctant to get involved with this company due to its PC related exposure. The stock was up materially during the reporting period, as other growth drivers were extremely strong. While this detracted for the reporting period, we have been invested in other companies in the semiconductor industry that have been beneficial to the Fund’s portfolio. Another individual position that detracted included a health care holding, Allergan PLC. Allergan’s stock’s performance was hurt after Pfizer terminated its planned $150 billion merger with the company. Lastly, consumer discretionary holding O’Reilly Automotive Inc. detracted from performance. The high quality auto aftermarket retailer underperformed during the reporting period due to various factors. High quality stocks trading at premiums have been out of favor in 2017, winter weather hurt consumer demand, and rumors of Amazon entering the space created softness in the stock. However, the company reported solid quarterly results, marking eight consecutive quarters of earnings growth. We will remain patient and may add to the stock as valuation becomes more attractive.
Nuveen Symphony Small Cap Core Fund
The Fund’s Class A Shares at NAV outperformed the Russell 2000® Index and the Lipper Small Cap-Core Funds Classification Average during the reporting period.
The Fund seeks to offer long-term capital appreciation potential. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 2000® Index immediately after its most recent reconstitution.
The goal of the portfolio construction process is to build a well-diversified portfolio that reflects the Russell 2000® Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark.
The Fund consists of small-capitalization equities that are selected using a multi-faceted security selection process that incorporates fundamental research, a comprehensive market outlook and proactive risk management. The portfolio invests in high quality companies with growth potential and attractive valuations, seeking to maximize upside potential while maintaining a consistent risk profile. Security level risks are monitored by sector-focused analysts, and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis.
During the reporting period, the Fund benefited from stock selection within the materials, consumer discretionary and financial sectors. Individual holdings that contributed to performance were positions including materials holdings of The Chemours Company. During the reporting period, sales were boosted by the recovery of pricing. Furthermore, they embarked on a cost savings program. We believe that the positive momentum at the company will continue to drive the stock higher. Also positively contributing was consumer discretionary holdings Scientific Games Corporation. The leading provider of gaming and lottery systems rallied following the recent appointment of a new CEO who delivered on new cost saving initiatives, refinanced its debt to more favorable rates, and reported
8      NUVEEN

solid earnings results. We believe the company will benefit further from its corporate restructuring and we continue to own the stock. Lastly, information technology holding Axcelis Technologies Inc. contributed to performance. The company reported robust fourth quarter 2016 earnings that beat expectations on both the top and bottom line. We continue to own the investment.
Stock selection within the industrials, health care and energy sectors negatively impacted performance. Individual holdings that detracted from performance included consumer discretionary holding Vista Outdoor Inc. The consumer product company focused on the outdoor sport and recreation market. During the reporting period, the company surprised the market by announcing a material impairment charge. The stock sold off sharply and we prudently exited the position. Shortly after, the company reported weak quarterly results and underwhelming future guidance, causing the stock to sell off further. Also detracting was energy sector holding Babcock & Wilcox Enterprises, Inc. The energy product and services company reported worse than expected results and lowered guidance during the reporting period, negatively impacting the strategy’s performance as the stock sold off. We believe the magnitude of the sell-off was an overreaction and continue to hold the company as its valuation is cheap and balance sheet is strong. Lastly, financial service sector holding Piper Jaffray Companies detracted from performance. Similar to many financials, this stock underperformed as investors rotated away from financials after uncertainty in the political landscape. We continue to own the stock, as we believe in its potential for earnings upside.
NUVEEN      9

Risk Considerations
Nuveen Symphony International Equity Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as smaller company risk, are described in detail in the Fund’s prospectus.
Nuveen Symphony Large-Cap Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as investment focus (growth style) risk, are described in detail in the Fund’s prospectus.
Nuveen Symphony Low Volatility Equity Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s stated investment objectives will be achieved. Equity investments, such as those held by the Fund, may decline significantly in price over short or extended periods of time. Therefore, even if the Fund is able to maintain a portfolio with lower volatility than the broad equity market, the Fund’s returns and the value of the Fund’s shares will be volatile.
Nuveen Symphony Mid-Cap Core Fund
Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk or the risk of decline. Medium-sized or mid-cap company stocks are typically subject to greater volatility.
Nuveen Symphony Small Cap Core Fund
Mutual fund investing involves risk; principal loss is possible. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as currency and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
10      NUVEEN

Fund Performance
and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7-Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
NUVEEN      11

Fund Performance and Expense Ratios (continued)
Nuveen Symphony International Equity Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of March 31, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	7.51%	11.34%	5.40%	0.54%
Class A Shares at maximum Offering Price	1.34%	4.96%	4.15%	(0.13)%
MSCI EAFE Index	6.48%	11.67%	5.83%	0.79%
Lipper International Multi-Cap Core Funds Classification Average	6.11%	11.32%	5.52%	0.85%
Class C Shares	7.09%	10.51%	4.60%	(0.21)%
Class R3 Shares	7.35%	11.04%	5.13%	5.28%
Class I Shares	7.65%	11.62%	5.66%	0.79%
Since inception returns for Class A, Class C, and Class I Shares, and for the comparative index and Lipper category average, are from 5/30/08. Since inception returns for Class R3 Shares are from 10/05/10. Index and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.82%	2.58%	2.08%	1.57%
Net Expense Ratios	1.20%	1.95%	1.45%	0.95%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.38% after January 31, 2018) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2018 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
12      NUVEEN

Fund Performance and Expense Ratios (continued)
Nuveen Symphony Large-Cap Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of March 31, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	8.52%	13.40%	10.80%	8.97%
Class A Shares at maximum Offering Price	2.27%	6.87%	9.50%	8.33%
Russell 1000® Growth Index	10.01%	15.76%	13.32%	9.13%
Lipper Large-Cap Growth Funds Classification Average	7.90%	14.56%	11.60%	7.94%
Class C Shares	8.11%	12.57%	9.97%	8.16%
Class I Shares	8.64%	13.69%	11.08%	9.24%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	8.40%	13.12%	10.52%	13.78%
Since inception returns for Class R3 Shares are from 9/29/09. Index and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.13%	1.88%	1.38%	0.88%
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Fund Performance and Expense Ratios (continued)
Nuveen Symphony Low Volatility Equity Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of March 31, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	6.38%	9.94%	11.60%	7.12%
Class A Shares at maximum Offering Price	0.27%	3.61%	10.28%	6.46%
Russell 1000® Index	10.09%	17.43%	13.26%	7.13%
S&P 500® Index	10.12%	17.17%	13.30%	7.00%
Lipper Multi-Cap Core Funds Classification Average	9.48%	15.83%	11.55%	5.79%
Class C Shares	5.95%	9.12%	10.75%	6.32%
Class I Shares	6.51%	10.19%	11.87%	7.38%

	Cumulative
	6-Month	Since Inception
Class R6 Shares	6.55%	7.09%
Since inception returns for Class A, Class C, and Class I Shares, and for the comparative index and Lipper classification average, are from 9/28/07. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are no available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.19%	1.94%	0.81%	0.93%
Net Expense Ratios	1.01%	1.76%	0.64%	0.76%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.78% (1.45% after January 31, 2018) of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the Total Annual Fund Operating Expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring January 31, 2018, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
14      NUVEEN

Fund Performance and Expense Ratios (continued)
Nuveen Symphony Mid-Cap Core Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of March 31, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.22%	12.29%	9.62%	6.90%
Class A Shares at maximum Offering Price	1.04%	5.85%	8.33%	6.27%
Russell Midcap® Index	8.52%	17.03%	13.09%	7.94%
Lipper Multi-Cap Core Funds Classification Average	9.48%	15.83%	11.55%	6.30%
Class C Shares	6.84%	11.47%	8.80%	6.10%
Class I Shares	7.37%	12.59%	9.90%	7.18%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	7.09%	12.10%	9.36%	13.46%
Since inception returns for Class R3 Shares are from 5/09/09. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.62%	2.37%	1.88%	1.37%
Net Expense Ratios	1.17%	1.92%	1.42%	0.92%
The Fund's investment advisor has contractually agreed to waive fees and/or reimburse expenses through January 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do no exceed 0.93% (1.40% after January 31, 2018) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2018 may be terminated or modified prior to the date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.
NUVEEN      15

Fund Performance and Expense Ratios (continued)
Nuveen Symphony Small Cap Core Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of March 31, 2017
	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	12.44%	21.58%	6.56%
Class A Shares at maximum Offering Price	5.97%	14.59%	4.67%
Russell 2000® Index	11.52%	26.22%	8.18%
Lipper Small-Cap Core Funds Classification Average	11.39%	21.99%	7.22%
Class C Shares	12.01%	20.65%	5.76%
Class I Shares	12.53%	21.85%	6.82%
Since inception returns are from 12/10/13. Index and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.25%	3.42%	1.31%
Net Expense Ratios	1.30%	2.05%	1.05%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.09% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
16      NUVEEN

Holding
Summaries as of March 31, 2017
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Symphony International Equity Fund
Fund Allocation (% of net assets)
Common Stocks	96.9%
Repurchase Agreements	2.7%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Total SA	1.8%
Sanofi-Synthelabo, SA	1.8%
BASF AG	1.7%
Allianz AG ORD Shares	1.7%
Iberdrola SA	1.4%
Portfolio Composition (% of net assets)
Chemicals	10.0%
Insurance	6.6%
Banks	5.5%
Trading Companies & Distributors	5.4%
Pharmaceuticals	4.9%
Real Estate Management & Development	4.5%
Software	4.3%
Oil, Gas & Consumable Fuels	4.2%
Metals & Mining	3.7%
Automobiles	3.4%
Food & Staples Retailing	3.3%
Diversified Telecommunication Services	3.1%
Food Products	3.0%
Capital Markets	2.7%
Biotechnology	2.6%
Electric Utilities	2.5%
Independent Power & Renewable Electricity Producers	2.1%
Building Products	2.0%
Construction & Engineering	2.0%
Industrial Conglomerates	1.9%
Other	19.2%
Repurchase Agreements	2.7%
Other Assets Less Liabilities	0.4%
Net Assets	100%
Country Allocation[1] (% of net assets)
Japan	25.7%
United Kingdom	11.8%
Germany	7.7%
France	7.3%
Hong Kong	6.2%
Canada	5.6%
Switzerland	4.2%
United States	3.8%
Australia	3.7%
Italy	3.4%
Belgium	3.1%
Other	17.1%
Other Assets Less Liabilities	0.4%
Net Assets	100%
1	Includes 8.1% (as a percentage of net assets) in emerging market countries.
NUVEEN      17

Holding Summaries as of March 31, 2017 (continued)
Nuveen Symphony Large-Cap Growth Fund
Fund Allocation (% of net assets)
Common Stocks	100.1%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	10.1%
Internet Software & Services	9.0%
Technology Hardware, Storage & Peripherals	5.7%
Biotechnology	5.3%
Specialty Retail	5.2%
Media	5.0%
Internet & Direct Marketing Retail	4.9%
IT Services	4.9%
Health Care Equipment & Supplies	4.5%
Semiconductors & Semiconductor Equipment	4.2%
Aerospace & Defense	3.4%
Health Care Providers & Services	3.1%
Hotels, Restaurants & Leisure	3.0%
Chemicals	2.7%
Machinery	2.5%
Road & Rail	2.2%
Food Products	2.1%
Beverages	2.1%
Pharmaceuticals	2.1%
Other	18.1%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Apple, Inc.	5.7%
Microsoft Corporation	5.3%
Alphabet Inc., Class A	5.0%
Amazon.com, Inc.	3.9%
Facebook Inc., Class A Shares	3.3%
18      NUVEEN

Nuveen Symphony Low Volatility Equity Fund
Fund Allocation (% of net assets)
Common Stocks	100.3%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%
Portfolio Composition (% of net assets)
IT Services	7.6%
Banks	7.2%
Insurance	5.7%
Oil, Gas & Consumable Fuels	5.6%
Software	4.7%
Specialty Retail	4.4%
Food Products	4.4%
Pharmaceuticals	4.3%
Equity Real Estate Investment Trust	4.0%
Health Care Equipment & Supplies	4.0%
Chemicals	3.9%
Road & Rail	3.8%
Multi-Utilities	3.0%
Machinery	2.9%
Internet Software & Services	2.8%
Commercial Services & Supplies	2.8%
Semiconductors & Semiconductor Equipment	2.7%
Aerospace & Defense	2.5%
Household Products	2.3%
Capital Markets	1.8%
Other	19.9%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Alphabet Inc., Class A	2.8%
Microsoft Corporation	2.6%
Johnson & Johnson	2.5%
Union Pacific Corporation	2.0%
Visa Inc.	1.9%
NUVEEN      19

Holding Summaries as of March 31, 2017 (continued)
Nuveen Symphony Mid-Cap Core Fund
Fund Allocation (% of net assets)
Common Stocks	99.8%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%
Portfolio Composition (% of net assets)
Equity Real Estate Investment Trust	8.6%
Specialty Retail	6.4%
Machinery	5.2%
Multi-Utilities	4.9%
Capital Markets	4.9%
Chemicals	4.3%
Software	4.3%
Insurance	4.2%
Semiconductors & Semiconductor Equipment	4.1%
Banks	4.0%
Oil, Gas & Consumable Fuels	3.9%
IT Services	3.6%
Health Care Equipment & Supplies	3.1%
Energy Equipment & Services	2.4%
Beverages	2.2%
Hotels, Restaurants & Leisure	2.2%
Communications Equipment	2.1%
Household Durables	2.1%
Airlines	2.1%
Road & Rail	1.8%
Building Products	1.8%
Life Sciences Tools & Services	1.8%
Other	19.8%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Fidelity National Information Services	1.5%
Electronic Arts Inc.	1.4%
Marriott International, Inc., Class A	1.3%
Republic Services, Inc.	1.3%
Southwest Airlines Co.	1.3%
20      NUVEEN

Nuveen Symphony Small Cap Core Fund
Fund Allocation (% of net assets)
Common Stocks	99.4%
Repurchase Agreements	0.9%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	10.2%
Semiconductors & Semiconductor Equipment	6.9%
Equity Real Estate Investment Trust	6.7%
Chemicals	5.4%
Machinery	4.5%
Hotels, Restaurants & Leisure	4.3%
Insurance	4.3%
Building Products	3.6%
IT Services	3.3%
Consumer Finance	3.1%
Aerospace & Defense	3.0%
Trading Companies & Distributors	3.0%
Energy Equipment & Services	2.9%
Thrifts & Mortgage Finance	2.8%
Specialty Retail	2.5%
Food Products	2.5%
Health Care Equipment & Supplies	2.4%
Capital Markets	2.0%
Road & Rail	2.0%
Commercial Services & Supplies	1.9%
Biotechnology	1.7%
Internet Software & Services	1.6%
Other	18.8%
Repurchase Agreements	0.9%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Waste Connections Inc	1.9%
Chemours Company	1.9%
Green Dot Corporation, Class A Shares	1.7%
Wintrust Financial Corporation	1.7%
John Bean Technologies Corporation	1.5%
NUVEEN       21

Expense
Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2017.
The beginning of the period is October 1, 2016.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Symphony International Equity Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,075.10	$1,070.90	$1,073.50	$1,076.50
Expenses Incurred During the Period	$ 6.21	$ 10.07	$ 7.50	$ 4.92
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.95	$1,015.21	$1,017.70	$1,020.19
Expenses Incurred During the Period	$ 6.04	$ 9.80	$ 7.29	$ 4.78
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20%, 1.95%,1.45% and 0.95% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
22      NUVEEN

Nuveen Symphony Large-Cap Growth Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,085.20	$1,081.10	$1,084.00	$1,086.40
Expenses Incurred During the Period	$ 5.87	$ 9.75	$ 7.17	$ 4.58
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.30	$1,015.56	$1,018.05	$1,020.54
Expenses Incurred During the Period	$ 5.69	$ 9.45	$ 6.94	$ 4.43
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.13%, 1.88%,1.38% and 0.88% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Symphony Low Volatility Equity Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,063.80	$1,059.50	$1,065.50	$1,065.10
Expenses Incurred During the Period	$ 5.20	$ 9.04	$ 3.35	$ 3.91
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.90	$1,016.16	$1,021.69	$1,021.14
Expenses Incurred During the Period	$ 5.09	$ 8.85	$ 3.28	$ 3.83
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.01%, 1.76%, 0.65%, and 0.76% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Symphony Mid-Cap Core Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,072.20	$1,068.40	$1,070.90	$1,073.70
Expenses Incurred During the Period	$ 6.10	$ 9.95	$ 7.38	$ 4.81
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.05	$1,015.31	$1,017.80	$1,020.29
Expenses Incurred During the Period	$ 5.94	$ 9.70	$ 7.19	$ 4.68
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.18%, 1.93%,1.43% and 0.93% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
NUVEEN      23

Expense Examples (continued)
Nuveen Symphony Small Cap Core Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,124.40	$1,120.10	$1,125.30
Expenses Incurred During the Period	$ 6.89	$ 10.84	$ 5.56
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.45	$1,014.71	$1,019.70
Expenses Incurred During the Period	$ 6.54	$ 10.30	$ 5.29
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.30%, 2.05%, and 1.05% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
24      NUVEEN

Nuveen Symphony International Equity Fund
Portfolio of Investments	March 31, 2017 (Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 96.9%
	COMMON STOCKS – 96.9%
	Airlines – 0.4%
3,667	Lufthansa AG, (2)	$ 59,489
	Auto Components – 0.7%
4,800	Toyota Boshoku Corporation, (2)	111,641
	Automobiles – 3.4%
15,527	Fiat Chrysler Automobiles NV, (2), (3)	169,637
8,931	Peugeot SA, (2)	179,491
2,008	Renault SA, (2)	174,440
800	Toyota Motor Corporation, (2)	43,422
	Total Automobiles	566,990
	Banks – 5.5%
8,027	Banco do Brasil S.A., Sponsored ADR, (2)	86,451
9,668	Banco Itau Holdings Financeira, S.A, Sponsored ADR	116,693
6,287	HSBC Holdings PLC, (2)	51,282
3,702	KB Financial Group Inc, ADR	162,777
2,700	KBC Group NV, (2)	178,991
2,210	Royal Bank of Canada	161,016
2,833	Toronto-Dominion Bank	141,900
	Total Banks	899,110
	Biotechnology – 2.6%
723	Actelion Ltd, (3)	203,694
2,259	CSL Limited, (2)	216,290
	Total Biotechnology	419,984
	Building Products – 2.0%
21,000	Asahi Glass Company Limited, (2)	170,385
6,500	JS Group Corporation, (2)	165,202
	Total Building Products	335,587
	Capital Markets – 2.7%
4,345	Brookfield Asset Management, Inc.	158,300
29,300	Nomura Securities Company, (2)	181,377
50,740	Reinet Investments SA, (2)	110,199
	Total Capital Markets	449,876
	Chemicals – 10.0%
2,863	BASF AG, (2)	283,476
2,209	Covestro AG, (2)	170,178
NUVEEN      25

Nuveen Symphony International Equity Fund (continued)
Portfolio of Investments	March 31, 2017 (Unaudited)
Shares	Description (1)	Value
	Chemicals (continued)
5,800	Hitachi Chemical Company, Ltd, (2)	$161,116
4,265	Johnson Matthey PLC, (2)	164,552
2,407	Laxness AG, (2)	161,468
22,900	Mitsubishi Chemical Holdings Corporation, (2)	177,794
8,100	Mitsubishi Gas Chemical Company, Inc., (2)	168,710
34,000	Mitusi Chemicals, (2)	168,445
400	Shin_Etsu Chemical Company Limited, (2)	34,768
18,000	Tosoh Corporation, (2)	158,373
	Total Chemicals	1,648,880
	Construction & Engineering – 2.0%
21,000	Taisei Corporation, (2)	153,576
2,193	Vinci S.A., (2)	174,143
	Total Construction & Engineering	327,719
	Diversified Financial Services – 1.5%
2,334	EXOR NV, (2)	120,686
8,700	Orix Corporation, (2)	129,130
	Total Diversified Financial Services	249,816
	Diversified Telecommunication Services – 3.1%
4,400	Nippon Telegraph and Telephone Corporation, (2)	188,114
5,086	PT Telekomunikasi Indonesia, Sponsored ADR	158,531
25,241	Telekom Austria AG	172,010
	Total Diversified Telecommunication Services	518,655
	Electric Utilities – 2.5%
8,000	Endesa S.A., (2)	187,757
31,712	Iberdrola SA, (2)	226,578
	Total Electric Utilities	414,335
	Electrical Equipment – 0.4%
2,144	Prysmian SPA, (2)	56,682
	Equity Real Estate Investment Trust – 0.6%
15,000	Link REIT, (2)	105,131
	Food & Staples Retailing – 3.3%
29,670	Distribuidora Internacional de Alimentacion SA, (2), (3)	171,496
43,264	J. Sainsbury PLC, (2)	143,298
2,995	Loblaw Companies Limited	162,514
19,557	William Morrison Supermarkets PLC, (2)	58,852
	Total Food & Staples Retailing	536,160
	Food Products – 3.0%
2,263	Nestle SA, (2)	173,689
199,500	WH Group Limited, (2)	172,033
26      NUVEEN

Shares	Description (1)	Value
	Food Products (continued)
60,800	Wilmar International Limited, (2)	$ 153,430
	Total Food Products	499,152
	Health Care Equipment & Supplies – 1.1%
3,800	Hoya Corporation, (2)	183,581
	Hotels, Restaurants & Leisure – 1.7%
1,990	Carnival Corporation, (2)	114,062
1,593	Paddy Power Betfair PLC, (2)	171,304
	Total Hotels, Restaurants & Leisure	285,366
	Household Products – 1.6%
6,000	Lion Corporation, (2)	108,132
1,751	Reckitt and Benckiser, (2)	159,852
	Total Household Products	267,984
	Independent Power & Renewable Electricity Producers – 2.1%
7,559	Endesa SA Chile, ADR	168,112
10,689	Uniper SE, (2)	179,646
	Total Independent Power & Renewable Electricity Producers	347,758
	Industrial Conglomerates – 1.9%
16,500	CK Hutchison Holdings Limited, (2)	203,147
5,026	Koc Holding AS, ADR, (2)	106,601
	Total Industrial Conglomerates	309,748
	Insurance – 6.6%
3,945	Ageas, (2)	154,055
1,489	Allianz AG ORD Shares, (2)	276,129
5,539	ASR Nederland N.V., (2)	157,882
29,123	CGNU PLC, (2)	194,340
7,788	Manulife Financial Corporation	138,150
5,061	NN Group NV, (2)	164,367
	Total Insurance	1,084,923
	Internet Software & Services – 0.6%
20,914	Auto Trader Group PLC, (2)	102,643
	Life Sciences Tools & Services – 1.3%
674	ICON plc, (3)	53,731
889	Lonza AG, (2)	168,040
	Total Life Sciences Tools & Services	221,771
	Machinery – 1.0%
13,300	Hino Motors, Ltd, (2)	161,250
	Media – 1.8%
37,251	Mediaset SpA, (2)	153,836
2,530	Telenet Group Holding NV, (2), (3)	150,396
	Total Media	304,232
NUVEEN      27

Nuveen Symphony International Equity Fund (continued)
Portfolio of Investments	March 31, 2017 (Unaudited)
Shares	Description (1)	Value
	Metals & Mining – 3.7%
5,516	Anglo American PLC, (2)	$84,279
11,748	BHP Billiton Limited, (2)	213,651
11,323	BHP Billiton PLC, (2)	174,645
4,964	Ternium SA, Sponsored ADR	129,660
	Total Metals & Mining	602,235
	Oil, Gas & Consumable Fuels – 4.2%
202,000	China Petroleum and Chemical Corporation, (2)	164,421
11,800	JX Holdings Inc, (2)	58,098
31,392	Oil Search Limited, (2)	173,078
5,903	Total SA, (2)	298,476
	Total Oil, Gas & Consumable Fuels	694,073
	Paper & Forest Products – 1.0%
7,192	UPM-Kymmene Corporation, (2)	168,861
	Personal Products – 1.2%
3,928	Unilever NV, (2)	193,757
	Pharmaceuticals – 4.9%
975	Novartis AG, (2)	72,401
274	Roche Holdings AG, (2)	70,071
3,281	Sanofi-Synthelabo, SA, (2)	296,587
3,600	Shionogi & Company Limited, (2)	186,363
2,390	UCB SA, (2)	185,388
	Total Pharmaceuticals	810,810
	Professional Services – 1.1%
3,600	Recruit Holdings Company Limited, (2)	184,124
	Real Estate Management & Development – 4.5%
30,752	Aroundtown Property Holdings PLC	144,348
10,000	Cheung Kong Property Holdings Limited, (2)	67,458
6,100	Hulic Company Limited, (2)	57,579
130,000	New World Development Company, Limited, (2)	160,183
12,000	Sun Hung Kai Properties Limited, (2)	176,403
17,000	Wheelock and Company Limited, (2)	134,475
	Total Real Estate Management & Development	740,446
	Road & Rail – 1.0%
2,177	Canadian National Railways Company	160,690
	Software – 4.3%
3,800	Konoami Corporation, (2)	161,403
2,400	NICE Ltd, (2)	162,927
800	Nintendo Co., Ltd., (2)	185,631
11,167	Playtech PLC, (2)	130,292
28      NUVEEN

Shares	Description (1)	Value
	Software (continued)
1,728	UbiSoft Entertainment S.A., (2), (3)	$ 73,698
	Total Software	713,951
	Specialty Retail – 1.1%
36,832	JD Sports Fashion PLC, (2)	177,976
	Trading Companies & Distributors – 5.4%
13,300	Itochu Corporation, (2)	189,343
23,700	Marubeni Corporation, (2)	146,393
8,800	Mitsubishi Corporation, (2)	190,719
12,900	Mitsui & Company Limited, (2)	187,334
13,600	Sumitomo Corporation, (2)	183,476
	Total Trading Companies & Distributors	897,265
	Wireless Telecommunication Services – 1.1%
11,955	Mobile Telesystems SA, Sponsored ADR	131,864
2,200	NTT Mobile Communications, (2)	51,375
	Total Wireless Telecommunication Services	183,239
	Total Long-Term Investments (cost $14,414,635)	15,995,890

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.7%
	REPURCHASE AGREEMENTS – 2.7%
$ 452	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/17, repurchase price $452,495, collateralized by $455,000 U.S. Treasury Bonds, 3.125%, due 8/15/44, value $464,833	0.090%	4/03/17	$ 452,492
	Total Short-Term Investments (cost $452,492)			452,492
	Total Investments (cost $14,867,127) – 99.6%			16,448,382
	Other Assets Less Liabilities – 0.4%			65,310
	Net Assets – 100%			$ 16,513,692
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
NUVEEN      29

Nuveen Symphony Large-Cap Growth Fund
Portfolio of Investments	March 31, 2017 (Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.1%
	COMMON STOCKS – 100.1%
	Aerospace & Defense – 3.4%
13,127	Boeing Company	$2,321,641
5,473	Huntington Ingalls Industries Inc.	1,095,914
6,324	Lockheed Martin Corporation	1,692,302
	Total Aerospace & Defense	5,109,857
	Airlines – 1.0%
28,366	Southwest Airlines Co.	1,524,956
	Auto Components – 0.3%
6,656	Adient PLC	483,692
	Banks – 0.7%
30,488	Citizens Financial Group Inc.	1,053,360
	Beverages – 2.1%
3,205	Constellation Brands, Inc., Class A	519,434
14,472	Molson Coors Brewing Company, Class B	1,385,115
11,014	PepsiCo, Inc.	1,232,026
	Total Beverages	3,136,575
	Biotechnology – 5.3%
18,594	AbbVie Inc	1,211,585
11,210	Amgen Inc.	1,839,225
4,426	Biogen Inc, (2)	1,210,157
4,060	BioMarin Pharmaceutical Inc, (2)	356,387
2,105	Bioverativ, Inc., (2)	114,638
8,269	Celgene Corporation, (2)	1,028,912
16,688	Gilead Sciences, Inc.	1,133,449
1,125	Regeneron Pharmaceuticals, Inc, (2)	435,949
5,004	Vertex Pharmaceuticals Inc, (2)	547,187
	Total Biotechnology	7,877,489
	Building Products – 0.7%
30,865	Masco Corporation	1,049,101
	Capital Markets – 1.4%
18,369	Charles Schwab Corporation	749,639
22,770	Intercontinental Exchange Group, Inc.	1,363,240
	Total Capital Markets	2,112,879
30      NUVEEN

Shares	Description (1)	Value
	Chemicals – 2.7%
10,342	Cabot Corporation	$619,589
29,069	Huntsman Corporation	713,353
11,177	LyondellBasell Industries NV	1,019,231
2,709	Monsanto Company	306,659
25,866	Valvoline, Inc	635,010
10,350	Westlake Chemical Corporation	683,618
	Total Chemicals	3,977,460
	Communications Equipment – 0.9%
28,380	Ciena Corporation, (2)	670,052
5,920	Palo Alto Networks, Incorporated, (2)	667,065
	Total Communications Equipment	1,337,117
	Construction Materials – 0.6%
9,223	Eagle Materials Inc.	895,922
	Diversified Financial Services – 0.6%
25,300	Voya Financial Inc	960,388
	Electronic Equipment, Instruments & Components – 0.5%
23,993	Trimble Navigation Limited, (2)	768,016
	Energy Equipment & Services – 0.4%
9,587	Baker Hughes Incorporated	573,494
	Equity Real Estate Investment Trust – 1.2%
3,068	Equinix Inc	1,228,335
18,751	Gaming and Leisure Properties Inc.	626,659
	Total Equity Real Estate Investment Trust	1,854,994
	Food & Staples Retailing – 1.5%
26,949	Sysco Corporation	1,399,192
11,178	Wal-Mart Stores, Inc.	805,710
	Total Food & Staples Retailing	2,204,902
	Food Products – 2.1%
13,935	Campbell Soup Company	797,639
4,859	Kraft Heinz Company	441,246
11,514	Lamb Weston Holding, Inc.	484,279
14,792	McCormick & Company, Incorporated	1,442,960
	Total Food Products	3,166,124
	Health Care Equipment & Supplies – 4.5%
26,688	Abbott Laboratories	1,185,214
5,878	Becton, Dickinson and Company	1,078,260
17,217	Danaher Corporation	1,472,570
14,425	Edwards Lifesciences Corporation, (2)	1,356,960
23,514	Hologic Inc, (2)	1,000,521
NUVEEN      31

Nuveen Symphony Large-Cap Growth Fund (continued)
Portfolio of Investments	March 31, 2017 (Unaudited)
Shares	Description (1)	Value
	Health Care Equipment & Supplies (continued)
4,363	Zimmer Biomet Holdings, Inc.	$ 532,766
	Total Health Care Equipment & Supplies	6,626,291
	Health Care Providers & Services – 3.1%
7,723	Anthem Inc.	1,277,230
7,551	CIGNA Corporation	1,106,146
13,418	UnitedHealth Group Incorporated	2,200,686
	Total Health Care Providers & Services	4,584,062
	Hotels, Restaurants & Leisure – 3.0%
10,494	Marriott International, Inc., Class A	988,325
6,371	McDonald's Corporation	825,745
45,029	Starbucks Corporation	2,629,244
	Total Hotels, Restaurants & Leisure	4,443,314
	Household Durables – 1.0%
4,434	Mohawk Industries Inc, (2)	1,017,559
10,117	Newell Brands Inc.	477,219
	Total Household Durables	1,494,778
	Household Products – 0.3%
3,642	Spectrum Brands Inc	506,274
	Industrial Conglomerates – 1.6%
19,155	Honeywell International Inc.	2,391,885
	Insurance – 1.7%
15,636	Lincoln National Corporation	1,023,376
10,339	Marsh & McLennan Companies, Inc.	763,949
20,631	Progressive Corporation	808,322
	Total Insurance	2,595,647
	Internet & Direct Marketing Retail – 4.9%
6,570	Amazon.com, Inc., (2)	5,824,568
858	priceline.com Incorporated, (2)	1,527,214
	Total Internet & Direct Marketing Retail	7,351,782
	Internet Software & Services – 9.0%
16,481	Akamai Technologies, Inc., (2)	983,916
8,687	Alphabet Inc., Class A, (2)	7,364,838
34,877	Facebook Inc., Class A Shares, (2)	4,954,278
	Total Internet Software & Services	13,303,032
	IT Services – 4.9%
18,350	Booz Allen Hamilton Holding	649,406
15,772	Fidelity National Information Services	1,255,767
3,882	FleetCor Technologies Inc., (2)	587,851
10,755	Leidos Holdings Inc	550,011
14,787	MasterCard, Inc.	1,663,094
32      NUVEEN

Shares	Description (1)	Value
	IT Services (continued)
26,329	PayPal Holdings, Inc., (2)	$1,132,673
15,995	Visa Inc.	1,421,476
	Total IT Services	7,260,278
	Machinery – 2.5%
18,427	Donaldson Company, Inc	838,797
20,586	Fortive Corporation	1,239,689
7,982	Lincoln Electric Holdings Inc.	693,316
12,285	Wabtec Corporation	958,230
	Total Machinery	3,730,032
	Media – 5.0%
89,228	Comcast Corporation, Class A	3,354,080
28,084	Lions Gate Entertainment Corporation, Equity, (2)	684,688
8,690	Omnicom Group, Inc.	749,165
23,633	Walt Disney Company	2,679,746
	Total Media	7,467,679
	Multiline Retail – 0.3%
13,800	Macy's, Inc.	409,032
	Oil, Gas & Consumable Fuels – 1.2%
19,067	HollyFrontier Company	540,359
8,486	Newfield Exploration Company, (2)	313,218
16,125	ONEOK, Inc.	893,970
	Total Oil, Gas & Consumable Fuels	1,747,547
	Personal Products – 0.9%
15,516	Estee Lauder Companies Inc., Class A	1,315,602
	Pharmaceuticals – 2.1%
12,748	Bristol-Myers Squibb Company	693,236
8,318	Eli Lilly and Company	699,627
6,188	Johnson & Johnson	770,715
16,566	Zoetis Incorporated	884,128
	Total Pharmaceuticals	3,047,706
	Road & Rail – 2.2%
27,620	Knight Transportation Inc	865,887
6,922	Landstar System	592,869
16,495	Union Pacific Corporation	1,747,151
	Total Road & Rail	3,205,907
	Semiconductors & Semiconductor Equipment – 4.2%
11,056	Broadcom Limited	2,420,822
21,879	Inphi Corporation, (2)	1,068,133
25,654	MA-COM Technology Solutions Holdings Incorporated, (2)	1,239,088
NUVEEN      33

Nuveen Symphony Large-Cap Growth Fund (continued)
Portfolio of Investments	March 31, 2017 (Unaudited)
Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment (continued)
28,498	Mellanox Technologies, Limited, (2)	$ 1,451,973
	Total Semiconductors & Semiconductor Equipment	6,180,016
	Software – 10.1%
12,379	Adobe Systems Incorporated, (2)	1,610,879
24,166	Broadsoft Inc, (2)	971,473
16,313	Electronic Arts Inc., (2)	1,460,340
12,711	Intuit, Inc.	1,474,349
120,559	Microsoft Corporation	7,940,016
11,956	Parametric Technology Corporation, (2)	628,288
10,200	Red Hat, Inc., (2)	882,300
	Total Software	14,967,645
	Specialty Retail – 5.2%
25,688	Home Depot, Inc.	3,771,769
2,474	O'Reilly Automotive Inc, (2)	667,584
16,193	Ross Stores, Inc.	1,066,633
6,936	Tiffany & Co.	661,001
13,580	TJX Companies, Inc.	1,073,906
1,895	Ulta Beauty, Inc, (2)	540,511
	Total Specialty Retail	7,781,404
	Technology Hardware, Storage & Peripherals – 5.7%
58,798	Apple, Inc.	8,446,921
	Trading Companies & Distributors – 1.3%
8,937	Fastenal Company	460,256
34,291	HD Supply Holdings Inc, (2)	1,410,217
	Total Trading Companies & Distributors	1,870,473
	Total Long-Term Investments (cost $104,826,732)	148,813,633
	Other Assets Less Liabilities – (0.1)%	(144,611)
	Net Assets – 100%	$ 148,669,022
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.
34      NUVEEN

Nuveen Symphony Low Volatility Equity Fund
Portfolio of Investments	March 31, 2017 (Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.3%
	COMMON STOCKS – 100.3%
	Aerospace & Defense – 2.5%
4,753	Boeing Company	$840,615
4,282	Huntington Ingalls Industries Inc.	857,428
3,981	Lockheed Martin Corporation	1,065,316
3,119	Northrop Grumman Corporation	741,823
	Total Aerospace & Defense	3,505,182
	Auto Components – 0.5%
9,166	Adient PLC	666,093
	Banks – 7.2%
9,076	BOK Financial Corporation	710,379
47,251	Citizens Financial Group Inc.	1,632,522
34,163	Comerica Incorporated	2,342,899
39,057	Hancock Holding Company	1,779,046
17,078	Popular Inc	695,587
6,454	Texas Capital BancShares, Inc., (2)	538,586
42,631	Wells Fargo & Company	2,372,841
	Total Banks	10,071,860
	Beverages – 1.1%
15,886	Molson Coors Brewing Company, Class B	1,520,449
	Biotechnology – 1.4%
5,935	Amgen Inc.	973,755
14,104	Gilead Sciences, Inc.	957,944
	Total Biotechnology	1,931,699
	Building Products – 1.4%
17,163	Gibraltar Industries Inc.	707,115
18,207	Jeld-Wen Holding, Inc., (2)	598,100
20,933	Masco Corporation	711,513
	Total Building Products	2,016,728
	Capital Markets – 1.8%
25,035	Charles Schwab Corporation	1,021,678
24,332	Intercontinental Exchange Group, Inc.	1,456,757
	Total Capital Markets	2,478,435
	Chemicals – 3.9%
9,400	Air Products & Chemicals Inc	1,271,726
13,238	Cabot Corporation	793,088
NUVEEN      35

Nuveen Symphony Low Volatility Equity Fund (continued)
Portfolio of Investments	March 31, 2017 (Unaudited)
Shares	Description (1)	Value
	Chemicals (continued)
38,067	Dow Chemical Company	$2,418,777
11,635	LyondellBasell Industries NV	1,060,996
	Total Chemicals	5,544,587
	Commercial Services & Supplies – 2.8%
13,627	Republic Services, Inc.	855,912
11,200	Stericycle Inc, (2)	928,368
29,066	Waste Management, Inc.	2,119,493
	Total Commercial Services & Supplies	3,903,773
	Consumer Finance – 1.3%
51,395	Synchrony Financial	1,762,849
	Distributors – 0.9%
10,585	Pool Corporation	1,263,108
	Diversified Financial Services – 0.4%
15,285	Voya Financial Inc	580,219
	Diversified Telecommunication Services – 0.8%
27,967	AT&T Inc.	1,162,029
	Electric Utilities – 0.4%
16,768	PNM Resources Inc	620,416
	Energy Equipment & Services – 1.2%
16,757	Halliburton Company	824,612
33,358	Patterson-UTI Energy, Inc.	809,599
	Total Energy Equipment & Services	1,634,211
	Equity Real Estate Investment Trust – 4.0%
8,350	American Tower Corporation, REIT	1,014,859
19,991	DCT Industrial Trust Inc.	961,967
2,261	Equinix Inc	905,236
26,062	Hospitality Properties Trust	821,735
35,683	STORE Capital Corporation	852,110
13,187	Sun Communities Inc	1,059,312
	Total Equity Real Estate Investment Trust	5,615,219
	Food & Staples Retailing – 0.8%
21,555	Sysco Corporation	1,119,136
	Food Products – 4.4%
19,861	B&G Foods Inc.	799,405
13,939	Bunge Limited	1,104,805
17,308	Kraft Heinz Company	1,571,739
30,325	Lamb Weston Holding, Inc.	1,275,470
14,351	McCormick & Company, Incorporated	1,399,940
	Total Food Products	6,151,359
36      NUVEEN

Shares	Description (1)	Value
	Health Care Equipment & Supplies – 4.0%
46,283	Abbott Laboratories	$2,055,428
15,077	Danaher Corporation	1,289,536
3,677	Teleflex Inc	712,345
12,559	Zimmer Biomet Holdings, Inc.	1,533,580
	Total Health Care Equipment & Supplies	5,590,889
	Health Care Providers & Services – 0.9%
8,991	CIGNA Corporation	1,317,092
	Hotels, Restaurants & Leisure – 0.7%
16,719	Starbucks Corporation	976,222
	Household Durables – 0.6%
18,049	Newell Brands Inc.	851,371
	Household Products – 2.3%
33,651	Church & Dwight Company Inc	1,678,175
11,261	Clorox Company	1,518,321
	Total Household Products	3,196,496
	Industrial Conglomerates – 1.4%
16,145	Honeywell International Inc.	2,016,026
	Insurance – 5.7%
15,471	Ace Limited	2,107,924
9,237	AON PLC	1,096,340
15,450	Lincoln National Corporation	1,011,202
16,459	Marsh & McLennan Companies, Inc.	1,216,155
41,489	Progressive Corporation	1,625,539
8,438	Prudential Financial, Inc.	900,166
	Total Insurance	7,957,326
	Internet & Direct Marketing Retail – 1.7%
1,636	Amazon.com, Inc.	1,450,379
542	priceline.com Incorporated	964,744
	Total Internet & Direct Marketing Retail	2,415,123
	Internet Software & Services – 2.8%
4,658	Alphabet Inc., Class A, (2)	3,949,052
	IT Services – 7.6%
22,738	Fidelity National Information Services	1,810,400
60,732	First Data Corporation, Class A Shares, (2)	941,346
8,607	FleetCor Technologies Inc.	1,303,358
5,386	International Business Machines Corporation (IBM)	937,918
15,283	MasterCard, Inc.	1,718,879
32,085	PayPal Holdings, Inc., (2)	1,380,297
NUVEEN      37

Nuveen Symphony Low Volatility Equity Fund (continued)
Portfolio of Investments	March 31, 2017 (Unaudited)
Shares	Description (1)	Value
	IT Services (continued)
29,412	Visa Inc.	$ 2,613,844
	Total IT Services	10,706,042
	Life Sciences Tools & Services – 1.2%
11,044	Thermo Fisher Scientific, Inc.	1,696,358
	Machinery – 2.9%
22,439	Fortive Corporation	1,351,277
13,889	Ingersoll Rand Company Limited, Class A	1,129,453
6,476	John Bean Technologies Corporation	569,564
13,995	Wabtec Corporation	1,091,610
	Total Machinery	4,141,904
	Mortgage Real Estate Investment Trust – 0.5%
33,110	AGNC Investment Corp	658,558
	Multi-Utilities – 3.0%
54,039	CenterPoint Energy, Inc.	1,489,855
39,046	CMS Energy Corporation	1,746,918
15,397	WEC Energy Group, Inc	933,520
	Total Multi-Utilities	4,170,293
	Oil, Gas & Consumable Fuels – 5.6%
10,011	Chevron Corporation	1,074,881
18,059	EOG Resources, Inc.	1,761,655
13,647	Exxon Mobil Corporation	1,119,191
32,449	ONEOK, Inc.	1,798,973
13,813	Phillips 66	1,094,266
5,288	Pioneer Natural Resources Company	984,784
	Total Oil, Gas & Consumable Fuels	7,833,750
	Pharmaceuticals – 4.3%
28,218	Johnson & Johnson	3,514,552
22,221	Merck & Company Inc	1,411,922
32,194	Pfizer Inc.	1,101,357
	Total Pharmaceuticals	6,027,831
	Professional Services – 0.6%
9,928	Verisk Analytics Inc, Class A Shares, (2)	805,558
	Road & Rail – 3.8%
12,170	Landstar System	1,042,361
13,387	Norfolk Southern Corporation	1,498,942
26,307	Union Pacific Corporation	2,786,437
	Total Road & Rail	5,327,740
	Semiconductors & Semiconductor Equipment – 2.7%
11,227	Broadcom Limited	2,458,264
38      NUVEEN

Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment (continued)
23,634	Xilinx, Inc.	$ 1,368,172
	Total Semiconductors & Semiconductor Equipment	3,826,436
	Software – 4.7%
11,069	Electronic Arts Inc.	990,897
55,732	Microsoft Corporation	3,670,510
42,146	Oracle Corporation	1,880,133
	Total Software	6,541,540
	Specialty Retail – 4.4%
1,729	AutoZone, Inc	1,250,153
16,325	Home Depot, Inc.	2,397,000
5,339	O'Reilly Automotive Inc, (2)	1,440,676
11,829	Tiffany & Co.	1,127,304
	Total Specialty Retail	6,215,133
	Textiles, Apparel & Luxury Goods – 0.6%
8,700	Carter's Inc	781,260
	Trading Companies & Distributors – 1.5%
10,581	MSC Industrial Direct Inc., Class A	1,087,304
7,369	Watsco Inc.	1,055,093
	Total Trading Companies & Distributors	2,142,397
	Total Long-Term Investments (cost $119,889,852)	140,691,749
	Other Assets Less Liabilities – (0.3)%	(451,656)
	Net Assets – 100%	$ 140,240,093
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
NUVEEN      39

Nuveen Symphony Mid-Cap Core Fund
Portfolio of Investments	March 31, 2017 (Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.8%
	COMMON STOCKS – 99.8%
	Aerospace & Defense – 1.1%
1,857	Huntington Ingalls Industries Inc.	$ 371,846
	Airlines – 2.1%
7,988	Southwest Airlines Co.	429,435
3,497	United Continental Holdings Inc, (2)	247,028
	Total Airlines	676,463
	Auto Components – 0.5%
2,227	Adient PLC	161,836
	Banks – 4.0%
5,614	Citizens Financial Group Inc.	193,964
10,889	Fifth Third Bancorp	276,580
22,205	KeyCorp	394,805
6,288	Popular Inc	256,110
13,015	Regions Financial Corporation	189,108
	Total Banks	1,310,567
	Beverages – 2.2%
1,105	Constellation Brands, Inc., Class A	179,088
2,238	Dr. Pepper Snapple Group	219,145
3,354	Molson Coors Brewing Company, Class B	321,011
	Total Beverages	719,244
	Biotechnology – 1.2%
2,156	BioMarin Pharmaceutical Inc, (2)	189,254
1,521	Incyte Pharmaceuticals Inc, (2)	203,312
	Total Biotechnology	392,566
	Building Products – 1.8%
5,080	Jeld-Wen Holding, Inc., (2)	166,878
12,627	Masco Corporation	429,192
	Total Building Products	596,070
	Capital Markets – 4.9%
4,100	CBOE Holdings Inc	332,387
11,672	E*Trade Group Inc, (2)	407,236
5,870	Intercontinental Exchange Group, Inc.	351,437
2,359	Moody's Corporation	264,302
4,601	SEI Investments Company	232,075
	Total Capital Markets	1,587,437
40      NUVEEN

Shares	Description (1)	Value
	Chemicals – 4.3%
2,621	Albemarle Corporation	$276,882
7,722	Axalta Coating Systems Limited, (2)	248,648
3,678	Cabot Corporation	220,349
1,929	Celanese Corporation, Series A	173,321
7,364	Huntsman Corporation	180,713
7,206	Valvoline, Inc	176,907
1,995	Westlake Chemical Corporation	131,770
	Total Chemicals	1,408,590
	Commercial Services & Supplies – 1.3%
6,920	Republic Services, Inc.	434,645
	Communications Equipment – 2.1%
6,966	Ciena Corporation, (2)	164,467
2,947	Harris Corporation	327,913
1,714	Palo Alto Networks, Incorporated, (2)	193,133
	Total Communications Equipment	685,513
	Construction Materials – 0.8%
2,804	Eagle Materials Inc.	272,381
	Consumer Finance – 0.8%
7,755	Synchrony Financial	265,996
	Diversified Financial Services – 1.0%
9,001	Voya Financial Inc	341,678
	Electronic Equipment, Instruments & Components – 1.2%
8,180	Jabil Circuit Inc	236,566
5,199	Trimble Navigation Limited, (2)	166,420
	Total Electronic Equipment, Instruments & Components	402,986
	Energy Equipment & Services – 2.4%
5,528	Baker Hughes Incorporated	330,685
10,608	Patterson-UTI Energy, Inc.	257,456
4,153	US Silica Holdings Inc.	199,303
	Total Energy Equipment & Services	787,444
	Equity Real Estate Investment Trust – 8.6%
10,698	CareTrust REIT Inc.	179,940
3,251	Crown Castle International Corporation	307,057
4,588	DCT Industrial Trust Inc.	220,775
3,293	Digital Realty Trust Inc	350,342
780	Equinix Inc	312,289
3,473	Extra Space Storage Inc	258,356
6,921	Gaming and Leisure Properties Inc.	231,300
9,498	Hospitality Properties Trust	299,472
6,194	Iron Mountain Inc	220,940
NUVEEN      41

Nuveen Symphony Mid-Cap Core Fund (continued)
Portfolio of Investments	March 31, 2017 (Unaudited)
Shares	Description (1)	Value
	Equity Real Estate Investment Trust (continued)
4,977	UDR Inc	$180,466
7,192	Weyerhaeuser Company	244,384
	Total Equity Real Estate Investment Trust	2,805,321
	Food Products – 1.7%
2,483	Campbell Soup Company	142,127
3,219	Lamb Weston Holding, Inc.	135,391
2,878	McCormick & Company, Incorporated	280,749
	Total Food Products	558,267
	Health Care Equipment & Supplies – 3.1%
3,898	Edwards Lifesciences Corporation, (2)	366,685
3,543	Hologic Inc, (2)	150,755
164	Intuitive Surgical, Inc., (2)	125,701
2,919	Zimmer Biomet Holdings, Inc.	356,439
	Total Health Care Equipment & Supplies	999,580
	Health Care Providers & Services – 1.4%
1,355	CIGNA Corporation	198,494
4,146	Envision Healthcare Corporation, (2)	254,233
	Total Health Care Providers & Services	452,727
	Hotels, Restaurants & Leisure – 2.2%
707	Dominos Pizza Inc	130,300
4,679	Marriott International, Inc., Class A	440,668
9,734	The Wendy's Company	132,480
	Total Hotels, Restaurants & Leisure	703,448
	Household Durables – 2.1%
1,682	Mohawk Industries Inc, (2)	386,002
6,310	Newell Brands Inc.	297,643
	Total Household Durables	683,645
	Household Products – 1.2%
2,886	Church & Dwight Company Inc	143,925
1,719	Spectrum Brands Inc	238,958
	Total Household Products	382,883
	Insurance – 4.2%
3,152	AON PLC	374,111
2,840	Lincoln National Corporation	185,878
8,161	Progressive Corporation	319,748
3,029	WR Berkley Corporation	213,938
7,251	XL Group Limited	289,025
	Total Insurance	1,382,700
	Internet & Direct Marketing Retail – 1.2%
3,010	Expedia, Inc.	379,772
42      NUVEEN

Shares	Description (1)	Value
	Internet Software & Services – 0.9%
4,881	Akamai Technologies, Inc., (2)	$ 291,396
	IT Services – 3.6%
3,133	Amdocs Limited	191,082
5,968	Fidelity National Information Services	475,172
14,927	First Data Corporation, Class A Shares, (2)	231,368
4,610	Vantiv Inc, (2)	295,593
	Total IT Services	1,193,215
	Life Sciences Tools & Services – 1.8%
6,131	Agilent Technologies, Inc.	324,146
4,056	Parexel International Corporation, (2)	255,974
	Total Life Sciences Tools & Services	580,120
	Machinery – 5.2%
5,836	Donaldson Company, Inc	265,655
1,371	John Bean Technologies Corporation	120,579
3,090	Lincoln Electric Holdings Inc.	268,397
2,265	Stanley Black & Decker Inc	300,951
3,742	Timken Company	169,138
4,185	Wabtec Corporation	326,430
12,690	Welbilt Incorporation, (2)	249,105
	Total Machinery	1,700,255
	Media – 0.7%
2,692	Omnicom Group, Inc.	232,077
	Metals & Mining – 0.7%
16,021	Freeport-McMoRan, Inc.	214,041
	Multiline Retail – 0.5%
5,081	Macy's, Inc.	150,601
	Multi-Utilities – 4.9%
5,558	Ameren Corporation	303,411
11,534	CenterPoint Energy, Inc.	317,992
8,015	CMS Energy Corporation	358,591
4,040	DTE Energy Company	412,525
8,028	MDU Resources Group Inc	219,726
	Total Multi-Utilities	1,612,245
	Oil, Gas & Consumable Fuels – 3.9%
2,679	Concho Resources Inc, (2)	343,823
3,789	CONSOL Energy Inc	63,579
2,145	EQT Corporation	131,060
8,338	Marathon Oil Corporation	131,740
3,558	Noble Energy, Inc.	122,182
6,048	ONEOK, Inc.	335,301
NUVEEN      43

Nuveen Symphony Mid-Cap Core Fund (continued)
Portfolio of Investments	March 31, 2017 (Unaudited)
Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
7,354	PBF Energy Inc.	$ 163,038
	Total Oil, Gas & Consumable Fuels	1,290,723
	Professional Services – 0.5%
1,825	Verisk Analytics Inc, Class A Shares, (2)	148,080
	Road & Rail – 1.8%
4,033	Kansas City Southern Industries	345,870
8,069	Knight Transportation Inc	252,963
	Total Road & Rail	598,833
	Semiconductors & Semiconductor Equipment – 4.1%
5,094	Inphi Corporation, (2)	248,689
6,180	MA-COM Technology Solutions Holdings Incorporated, (2)	298,494
7,048	Mellanox Technologies, Limited, (2)	359,095
6,952	Micron Technology, Inc., (2)	200,913
3,303	Qorvo Inc., (2)	226,454
	Total Semiconductors & Semiconductor Equipment	1,333,645
	Software – 4.3%
4,941	Broadsoft Inc, (2)	198,628
4,948	Electronic Arts Inc., (2)	442,945
2,738	Intuit, Inc.	317,581
2,072	Parametric Technology Corporation, (2)	108,884
3,815	Red Hat, Inc., (2)	329,997
	Total Software	1,398,035
	Specialty Retail – 6.4%
290	AutoZone, Inc, (2)	209,684
3,003	Burlington Stores Inc, (2)	292,162
2,655	Lithia Motors Inc	227,401
1,583	O'Reilly Automotive Inc, (2)	427,157
6,178	Ross Stores, Inc.	406,945
2,206	Tiffany & Co.	210,232
1,103	Ulta Beauty, Inc, (2)	314,608
	Total Specialty Retail	2,088,189
	Textiles, Apparel & Luxury Goods – 1.5%
3,191	Carter's Inc	286,552
8,857	Kate Spade & Company, (2)	205,748
	Total Textiles, Apparel & Luxury Goods	492,300
	Trading Companies & Distributors – 1.6%
2,544	Fastenal Company	131,016
9,504	HD Supply Holdings Inc, (2)	390,852
	Total Trading Companies & Distributors	521,868
	Total Long-Term Investments (cost $27,690,741)	32,609,228

44      NUVEEN

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.5%
	REPURCHASE AGREEMENTS – 0.5%
$ 177	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/17, repurchase price $177,434, collateralized by $180,000 U.S. Treasury Bonds, 3.125%, due 8/15/44, value $183,890	0.090%	4/03/17	$ 177,433
	Total Short-Term Investments (cost $177,433)			177,433
	Total Investments (cost $27,868,174) – 100.3%			32,786,661
	Other Assets Less Liabilities – (0.3)%			(108,582)
	Net Assets – 100%			$ 32,678,079
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
NUVEEN      45

Nuveen Symphony Small Cap Core Fund
Portfolio of Investments	March 31, 2017 (Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.4%
	COMMON STOCKS – 99.4%
	Aerospace & Defense – 3.0%
6,619	Aerojet Rocketdyne Holdings Inc, (2)	$143,632
7,649	BWX Technologies, Inc.	364,093
1,975	Huntington Ingalls Industries Inc.	395,474
	Total Aerospace & Defense	903,199
	Airlines – 0.7%
4,119	Spirit Airline Holdings, (2)	218,595
	Auto Components – 1.1%
4,467	Adient PLC	324,617
	Banks – 10.2%
5,839	Bank of the Ozarks, Inc	303,686
5,856	Banner Corporation	325,828
8,840	FCB Financial Holdings, Inc., Class A Shares, (2)	438,022
5,499	Hancock Holding Company	250,479
8,527	Hope Bancorp Inc.	163,463
2,764	IberiaBank Corporation	218,632
4,637	Stonegate Bank	218,356
7,385	Trico Bancshares	262,389
7,697	Western Alliance Bancorporation, (2)	377,846
7,264	Wintrust Financial Corporation	502,088
	Total Banks	3,060,789
	Beverages – 1.0%
1,488	Coca-Cola Bottling Company Consolidated	306,558
	Biotechnology – 1.7%
5,211	Bioverativ, Inc., (2)	283,791
2,530	Eagle Pharmaceuticals Inc., (2)	209,838
	Total Biotechnology	493,629
	Building Products – 3.6%
11,764	Armstrong Flooring, Inc, (2)	216,693
10,599	Gibraltar Industries Inc.	436,679
13,154	Jeld-Wen Holding, Inc., (2)	432,109
	Total Building Products	1,085,481
	Capital Markets – 2.0%
7,481	LPL Investments Holdings Inc.	297,968
46      NUVEEN

Shares	Description (1)	Value
	Capital Markets (continued)
4,720	Piper Jaffray Companies	$ 301,372
	Total Capital Markets	599,340
	Chemicals – 5.4%
11,189	AdvanSix, Inc, (2)	305,684
9,874	GCP Applied Technologies, Inc, (2)	322,386
5,804	Olin Corporation	190,777
16,749	Platform Specialty Products Corporation, (2)	218,072
14,935	The Chemours Company	574,998
	Total Chemicals	1,611,917
	Commercial Services & Supplies – 1.9%
6,596	Waste Connections Inc.	581,899
	Construction & Engineering – 0.8%
6,250	MasTec Inc, (2)	250,312
	Consumer Finance – 3.1%
28,796	Enova International, Inc., (2)	427,621
15,396	Green Dot Corporation, Class A Shares, (2)	513,610
	Total Consumer Finance	941,231
	Containers & Packaging – 0.7%
4,266	Berry Plastics Corporation, (2)	207,200
	Distributors – 1.4%
3,565	Pool Corporation	425,411
	Electrical Equipment – 0.5%
15,449	Babcock & Wilcox Enterprises, Inc., (2)	144,294
	Electronic Equipment, Instruments & Components – 0.9%
2,408	SYNNEX Corporation	269,552
	Energy Equipment & Services – 2.9%
14,198	Archrock Inc	176,055
13,021	Patterson-UTI Energy, Inc.	316,020
7,903	US Silica Holdings Inc.	379,265
	Total Energy Equipment & Services	871,340
	Equity Real Estate Investment Trust – 6.7%
20,690	CareTrust REIT Inc.	348,006
14,628	Four Corners Property Trust, Inc.	333,957
7,706	Kite Realty Group Trust	165,679
10,222	National Storage Affiliates Trust	244,306
3,386	PS Business Parks Inc	388,577
7,309	STAG Industrial Inc.	182,871
4,270	Sun Communities Inc	343,009
	Total Equity Real Estate Investment Trust	2,006,405
NUVEEN      47

Nuveen Symphony Small Cap Core Fund (continued)
Portfolio of Investments	March 31, 2017 (Unaudited)
Shares	Description (1)	Value
	Food Products – 2.5%
6,453	B&G Foods Inc.	$259,733
7,156	Lamb Weston Holding, Inc.	300,982
4,823	Snyders Lance Inc	194,415
	Total Food Products	755,130
	Gas Utilities – 1.2%
5,247	Spire, Inc	354,172
	Health Care Equipment & Supplies – 2.4%
9,594	Merit Medical Systems, Inc, (2)	277,267
3,958	NuVasive, Inc, (2)	295,583
766	Teleflex Inc	148,397
	Total Health Care Equipment & Supplies	721,247
	Health Care Providers & Services – 0.5%
3,471	HealthSouth Corporation	148,594
	Health Care Technology – 0.7%
13,838	Quality Systems Inc	210,891
	Hotels, Restaurants & Leisure – 4.3%
10,638	Eldorado Resorts Inc., (2)	201,324
3,065	Marriott Vacations World	306,285
22,941	Penn National Gaming, Inc., (2)	422,803
14,795	Scientific Games Corporation, (2)	349,902
	Total Hotels, Restaurants & Leisure	1,280,314
	Household Products – 0.8%
2,221	WD 40 Company	241,978
	Insurance – 4.3%
6,038	Argo Group International Holdings Inc	409,376
17,783	National General Holdings Corporation	422,524
13,945	United Insurance Holdings Corporation	222,423
9,031	Universal Insurance Holdings Inc.	221,260
	Total Insurance	1,275,583
	Internet Software & Services – 1.6%
11,732	Box, Inc., Class A Shares, (2)	191,349
7,242	GoDaddy, Inc., Class A Shares, (2)	274,472
	Total Internet Software & Services	465,821
	IT Services – 3.3%
19,487	Net 1 Ueps Technologies, Inc, (2)	238,326
4,714	Science Applications International Corporation	350,722
22,597	Square Inc., (2)	390,476
	Total IT Services	979,524
48      NUVEEN

Shares	Description (1)	Value
	Life Sciences Tools & Services – 0.4%
1,876	Parexel International Corporation, (2)	$ 118,394
	Machinery – 4.5%
12,668	Chart Industries, Inc., (2)	442,620
5,126	John Bean Technologies Corporation	450,831
4,850	Rexnord Corporation, (2)	111,938
18,052	Welbilt Incorporation, (2)	354,361
	Total Machinery	1,359,750
	Media – 1.6%
4,220	Liberty LiLAC Group, Class A Shares, (2)	93,853
5,491	Nexstar Broadcasting Group, Inc.	385,193
	Total Media	479,046
	Metals & Mining – 0.5%
18,960	AK Steel Holding Corporation	136,322
	Multi-Utilities – 1.1%
7,290	Unitil Corp	328,269
	Oil, Gas & Consumable Fuels – 1.3%
8,682	CVTR Energy Inc.	174,335
16,392	Emerge Energy Services LP	227,029
	Total Oil, Gas & Consumable Fuels	401,364
	Paper & Forest Products – 0.5%
6,474	Louisiana-Pacific Corporation, (2)	160,685
	Pharmaceuticals – 1.2%
9,759	Catalent, Inc, (2)	276,375
6,591	Horizon Pharma Inc, (2)	97,415
	Total Pharmaceuticals	373,790
	Road & Rail – 2.0%
21,466	Celadon Group, Inc	140,602
4,050	Genesee & Wyoming Inc., (2)	274,833
8,371	Swift Transportation Company, (2)	171,941
	Total Road & Rail	587,376
	Semiconductors & Semiconductor Equipment – 6.9%
18,286	Axcelis Technologies Inc., (2)	343,777
7,011	Cypress Semiconductor Corporation	96,471
7,261	Inphi Corporation, (2)	354,482
10,224	Integrated Device Technology, Inc., (2)	242,002
7,168	MA-COM Technology Solutions Holdings Incorporated, (2)	346,215
5,968	Microsemi Corporation, (2)	307,531
3,873	Synaptics, Inc., (2)	191,752
NUVEEN      49

Nuveen Symphony Small Cap Core Fund (continued)
Portfolio of Investments	March 31, 2017 (Unaudited)
Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment (continued)
5,674	Veeco Instruments Inc, (2)	$ 169,369
	Total Semiconductors & Semiconductor Equipment	2,051,599
	Software – 1.4%
7,063	Take-Two Interactive Software, Inc., (2)	418,624
	Specialty Retail – 2.5%
3,808	Burlington Stores Inc, (2)	370,480
2,256	Lithia Motors Inc	193,227
3,762	Monro Muffler Brake, Inc	196,000
	Total Specialty Retail	759,707
	Textiles, Apparel & Luxury Goods – 0.5%
1,778	Carter's Inc	159,664
	Thrifts & Mortgage Finance – 2.8%
5,998	First Defiance Financial Corporation	296,961
10,449	PHH Corporation, (2)	133,016
22,609	Radian Group Inc.	406,057
	Total Thrifts & Mortgage Finance	836,034
	Trading Companies & Distributors – 3.0%
3,249	Herc Holdings, Inc, (2)	158,844
11,322	Nexeo Solutions, Incorporated, (2)	100,313
3,093	Watsco Inc.	442,856
2,675	WESCO International Inc., (2)	186,046
	Total Trading Companies & Distributors	888,059
	Total Long-Term Investments (cost $24,557,016)	29,793,706

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.9%
	REPURCHASE AGREEMENTS – 0.9%
$ 266	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/17, repurchase price $266,331, collateralized by $270,000 U.S. Treasury Bonds, 3.125%, due 8/15/44, value $275,835	0.090%	4/03/17	$ 266,329
	Total Short-Term Investments (cost $266,329)			266,329
	Total Investments (cost $24,823,345) – 100.3%			30,060,035
	Other Assets Less Liabilities – (0.3)%			(100,574)
	Net Assets – 100%			$ 29,959,461
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
50      NUVEEN

Statement of
Assets and Liabilities
March 31, 2017 (Unaudited)
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Assets
Long-term investments, at value (cost $14,414,635, $104,826,732, $119,889,852, $27,690,741 and $24,557,016, respectively)	$15,995,890	$148,813,633	$140,691,749	$32,609,228	$29,793,706
Short-term investments, at value (cost approximates value)	452,492	—	—	177,433	266,329
Cash	—	—	3,650	315	—
Cash denominated in foreign currencies (cost $2,923, $—, $—, $— and $—, respectively)	2,958	—	—	—	—
Receivable for:
Dividends	59,931	25,955	135,145	28,805	21,877
Investments sold	—	2,529,692	—	488,918	76,976
From Adviser	2,806	—	—	—	—
Reclaims	21,350	—	—	—	—
Shares sold	82	141,186	184,720	9,855	8
Other assets	21,208	29,848	26,775	30,164	33,319
Total assets	16,556,717	151,540,314	141,042,039	33,344,718	30,192,215
Liabilities
Cash overdraft	—	355,067	—	—	—
Payable for:
Investments purchased	—	2,102,359	—	502,609	188,444
Shares redeemed	—	188,705	620,086	99,729	—
Accrued expenses:
Custodian fees	28,951	19,493	18,074	13,109	10,354
Management fees	—	84,158	64,466	6,370	16,295
Professional fees	9,818	16,359	14,107	8,846	8,250
Shareholder reporting expenses	2,384	32,679	27,754	16,858	8,205
Shareholder servicing agent fees	785	36,808	31,897	13,644	310
Trustees fees	98	923	896	198	140
12b-1 distribution and service fees	565	33,435	22,569	4,819	306
Other	424	1,306	2,097	457	450
Total liabilities	43,025	2,871,292	801,946	666,639	232,754
Net assets	$16,513,692	$148,669,022	$140,240,093	$32,678,079	$29,959,461
See accompanying notes to financial statements.
NUVEEN      51

Statement of Assets and Liabilities (Unaudited) (continued)
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Class A Shares
Net assets	$ 1,451,750	$ 38,744,762	$ 22,925,075	$11,351,718	$ 499,006
Shares outstanding	77,083	1,110,664	793,629	286,293	20,222
Net asset value ("NAV") per share	$ 18.83	$ 34.88	$ 28.89	$ 39.65	$ 24.68
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 19.98	$ 37.01	$ 30.65	$ 42.07	$ 26.19
Class C Shares
Net assets	$ 207,314	$ 24,925,795	$ 18,958,638	$ 2,816,816	$ 232,985
Shares outstanding	11,120	770,504	677,124	76,468	9,679
NAV and offering price per share	$ 18.64	$ 32.35	$ 28.00	$ 36.84	$ 24.07
Class R3 Shares
Net assets	$ 63,178	$ 4,996,728	$ —	$ 10,863	$ —
Shares outstanding	3,347	143,573	—	276	—
NAV and offering price per share	$ 18.87	$ 34.80	$ —	$ 39.29	$ —
Class R6 Shares
Net assets	$ —	$ —	$ 17,438,100	$ —	$ —
Shares outstanding	—	—	602,500	—	—
NAV and offering price per share	$ —	$ —	$ 28.94	$ —	$ —
Class I Shares
Net assets	$14,791,450	$ 80,001,737	$ 80,918,280	$18,498,682	$29,227,470
Shares outstanding	785,925	2,262,182	2,797,458	456,684	1,175,248
NAV and offering price per share	$ 18.82	$ 35.36	$ 28.93	$ 40.51	$ 24.87
Net assets consist of:
Capital paid-in	$15,732,838	$ 98,767,096	$116,223,879	$26,690,799	$24,269,680
Undistributed (Over-distribution of) net investment income	56,820	190,918	329,076	71,462	(20,439)
Accumulated net realized gain (loss)	(856,244)	5,724,107	2,885,241	997,331	473,530
Net unrealized appreciation (depreciation)	1,580,278	43,986,901	20,801,897	4,918,487	5,236,690
Net assets	$16,513,692	$148,669,022	$140,240,093	$32,678,079	$29,959,461
Authorized shares–per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.
52      NUVEEN

Statement of
Operations
March 31, 2017 (Unaudited)
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Investment Income (net of foreign tax withheld of $12,337, $—, $430, $252 and $356, respectively)	$ 136,011	$ 1,082,715	$1,578,347	$ 251,055	$ 143,807
Expenses
Management fees	56,944	487,931	486,961	122,811	114,662
12b-1 service fees - Class A Shares	2,300	66,288	49,337	14,996	476
12b-1 distibution and service fees - Class C Shares	1,046	125,568	94,216	12,001	1,302
12b-1 distibution and service fees - Class R3 Shares	149	11,884	—	32	—
Shareholder servicing agent fees	1,891	64,569	73,099	34,606	803
Custodian fees	36,984	24,249	22,599	16,478	12,266
Trustees fees	249	2,313	2,260	516	412
Professional fees	17,676	17,024	24,612	12,940	11,554
Shareholder reporting expenses	2,409	17,922	37,203	10,323	2,017
Federal and state registration fees	28,931	32,488	32,349	31,013	23,117
Other	2,761	4,786	6,524	2,803	2,831
Total expenses before fee waiver/expense reimbursement	151,340	855,022	829,160	258,519	169,440
Fee waiver/expense reimbursement	(71,608)	—	(147,065)	(78,926)	(19,066)
Net expenses	79,732	855,022	682,095	179,593	150,374
Net investment income (loss)	56,279	227,693	896,252	71,462	(6,567)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	273,733	7,556,140	3,626,693	1,052,766	770,821
Change in net unrealized appreciation (depreciation) of investments and foreign currency	858,601	4,274,940	4,393,567	1,174,916	2,545,569
Net realized and unrealized gain (loss)	1,132,334	11,831,080	8,020,260	2,227,682	3,316,390
Net increase (decrease) in net assets from operations	$1,188,613	$12,058,773	$8,916,512	$2,299,144	$3,309,823
See accompanying notes to financial statements.
NUVEEN      53

Statement of
Changes in Net Assets
(Unaudited)
	Symphony International Equity		Symphony Large-Cap Growth
	Six Months Ended 3/31/17	Year Ended 9/30/16	Six Months Ended 3/31/17	Year Ended 9/30/16
Operations
Net investment income (loss)	$ 56,279	$ 228,691	$ 227,693	$ 468,900
Net realized gain (loss) from investments and foreign currency	273,733	(1,123,454)	7,556,140	8,309,053
Change in net unrealized appreciation (depreciation) of investments and foreign currency	858,601	1,903,639	4,274,940	8,854,230
Net increase (decrease) in net assets from operations	1,188,613	1,008,876	12,058,773	17,632,183
Distributions to Shareholders
From net investment income:
Class A Shares	(23,537)	(20,116)	(157,864)	(221,978)
Class C Shares	(992)	(980)	—	—
Class R3 Shares	(569)	(453)	(1,776)	(352)
Class R6 Shares	—	—	—	—
Class I Shares	(196,352)	(199,511)	(341,612)	(342,848)
From accumulated net realized gains:
Class A Shares	—	(24,456)	(3,453,397)	(3,199,952)
Class C Shares	—	(4,701)	(1,678,200)	(1,100,338)
Class R3 Shares	—	(729)	(291,375)	(157,697)
Class R6 Shares	—	—	—	—
Class I Shares	—	(191,198)	(3,842,969)	(2,444,024)
Decrease in net assets from distributions to shareholders	(221,450)	(442,144)	(9,767,193)	(7,467,189)
Fund Share Transactions
Proceeds from sale of shares	1,054,445	1,569,918	27,181,990	36,512,956
Proceeds from shares issued to shareholders due to reinvestment of distributions	213,437	436,116	9,654,724	7,312,667
	1,267,882	2,006,034	36,836,714	43,825,623
Cost of shares redeemed	(2,498,702)	(2,402,921)	(43,685,365)	(73,103,126)
Net increase (decrease) in net assets from Fund share transactions	(1,230,820)	(396,887)	(6,848,651)	(29,277,503)
Net increase (decrease) in net assets	(263,657)	169,845	(4,557,071)	(19,112,509)
Net assets at the beginning of period	16,777,349	16,607,504	153,226,093	172,338,602
Net assets at the end of period	$16,513,692	$16,777,349	$148,669,022	$153,226,093
Undistributed (Over-distribution of) net investment income at the end of period	$ 56,820	$ 221,991	$ 190,918	$ 464,477

See accompanying notes to financial statements.
54      NUVEEN

	Symphony Low Volatility Equity		Symphony Mid-Cap Core
	Six Months Ended 3/31/17	Year Ended 9/30/16	Six Months Ended 3/31/17	Year Ended 9/30/16
Operations
Net investment income (loss)	$ 896,252	$ 1,368,558	$ 71,462	$ 21,285
Net realized gain (loss) from investments and foreign currency	3,626,693	856,238	1,052,766	1,080,774
Change in net unrealized appreciation (depreciation) of investments and foreign currency	4,393,567	9,275,471	1,174,916	1,498,791
Net increase (decrease) in net assets from operations	8,916,512	11,500,267	2,299,144	2,600,850
Distributions to Shareholders
From net investment income:
Class A Shares	(468,545)	(216,870)	—	—
Class C Shares	(76,295)	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	(239,686)	—	—	—
Class I Shares	(916,324)	(493,699)	—	—
From accumulated net realized gains:
Class A Shares	(438,159)	(1,049,468)	—	—
Class C Shares	(202,542)	(363,127)	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	(178,258)	—	—	—
Class I Shares	(701,106)	(1,687,629)	—	—
Decrease in net assets from distributions to shareholders	(3,220,915)	(3,810,793)	—	—
Fund Share Transactions
Proceeds from sale of shares	34,908,042	129,753,983	2,380,895	2,143,812
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,575,703	3,262,197	—	—
	37,483,745	133,016,180	2,380,895	2,143,812
Cost of shares redeemed	(52,319,473)	(78,860,956)	(6,352,470)	(8,410,497)
Net increase (decrease) in net assets from Fund share transactions	(14,835,728)	54,155,224	(3,971,575)	(6,266,685)
Net increase (decrease) in net assets	(9,140,131)	61,844,698	(1,672,431)	(3,665,835)
Net assets at the beginning of period	149,380,224	87,535,526	34,350,510	38,016,345
Net assets at the end of period	$140,240,093	$149,380,224	$32,678,079	$34,350,510
Undistributed (Over-distribution of) net investment income at the end of period	$ 329,076	$ 1,133,674	$ 71,462	$ —

See accompanying notes to financial statements.
NUVEEN      55

Statement of Changes in Net Assets (Unaudited) (continued)
	Symphony Small Cap Core
	Six Months Ended 3/31/17	Year Ended 9/30/16
Operations
Net investment income (loss)	$ (6,567)	$ (11,961)
Net realized gain (loss) from investments and foreign currency	770,821	(242,531)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,545,569	2,676,590
Net increase (decrease) in net assets from operations	3,309,823	2,422,098
Distributions to Shareholders
From net investment income:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
From accumulated net realized gains:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Decrease in net assets from distributions to shareholders	—	—
Fund Share Transactions
Proceeds from sale of shares	471,603	22,722,141
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—
	471,603	22,722,141
Cost of shares redeemed	(129,891)	(344,935)
Net increase (decrease) in net assets from Fund share transactions	341,712	22,377,206
Net increase (decrease) in net assets	3,651,535	24,799,304
Net assets at the beginning of period	26,307,926	1,508,622
Net assets at the end of period	$29,959,461	$26,307,926
Undistributed (Over-distribution of) net investment income at the end of period	$ (20,439)	$ (13,872)
See accompanying notes to financial statements.
56      NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK
NUVEEN      57

Financial
Highlights (Unaudited)
Symphony International Equity
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/08)
2017(e)	$17.73	$ 0.03	$ 1.28	$ 1.31	$(0.21)	$ —	$(0.21)	$18.83
2016	17.11	0.21	0.83	1.04	(0.19)	(0.23)	(0.42)	17.73
2015	18.71	0.20	(1.65)	(1.45)	(0.15)	—	(0.15)	17.11
2014	17.95	0.36	0.58	0.94	(0.18)	—	(0.18)	18.71
2013	14.97	0.24	2.80	3.04	(0.06)	—	(0.06)	17.95
2012	12.97	0.23	1.98	2.21	(0.21)	—	(0.21)	14.97
Class C (05/08)
2017(e)	17.49	(0.02)	1.25	1.23	(0.08)	—	(0.08)	18.64
2016	16.88	0.05	0.84	0.89	(0.05)	(0.23)	(0.28)	17.49
2015	18.45	0.08	(1.64)	(1.56)	(0.01)	—	(0.01)	16.88
2014	17.71	0.20	0.59	0.79	(0.05)	—	(0.05)	18.45
2013	14.83	0.12	2.76	2.88	—	—	—	17.71
2012	12.84	0.10	1.98	2.08	(0.09)	—	(0.09)	14.83
Class R3 (10/10)
2017(e)	17.75	0.02	1.27	1.29	(0.17)	—	(0.17)	18.87
2016	17.13	0.15	0.84	0.99	(0.14)	(0.23)	(0.37)	17.75
2015	18.73	0.15	(1.64)	(1.49)	(0.11)	—	(0.11)	17.13
2014	17.97	0.27	0.63	0.90	(0.14)	—	(0.14)	18.73
2013	14.99	0.20	2.80	3.00	(0.02)	—	(0.02)	17.97
2012	12.98	0.21	1.97	2.18	(0.17)	—	(0.17)	14.99
Class I (05/08)
2017(e)	17.74	0.07	1.27	1.34	(0.26)	—	(0.26)	18.82
2016	17.12	0.24	0.84	1.08	(0.23)	(0.23)	(0.46)	17.74
2015	18.73	0.24	(1.65)	(1.41)	(0.20)	—	(0.20)	17.12
2014	17.96	0.33	0.67	1.00	(0.23)	—	(0.23)	18.73
2013	14.98	0.31	2.76	3.07	(0.09)	—	(0.09)	17.96
2012	12.98	0.30	1.94	2.24	(0.24)	—	(0.24)	14.98
58      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

7.51%	$ 1,452	2.09%*	(0.51)%*	1.20%*	0.37%*	48%
6.07	1,697	1.86	0.65	1.31	1.20	82
(7.76)	1,573	1.85	0.59	1.34	1.10	186
5.25	707	2.21	1.04	1.35	1.90	42
20.33	108	3.18	(0.37)	1.35	1.46	18
17.07	110	9.39	(6.43)	1.35	1.60	22

7.09	207	2.84*	(1.16)*	1.95*	(0.28)*	48
5.25	220	2.62	(0.28)	2.06	0.27	82
(8.44)	332	2.58	(0.03)	2.09	0.45	186
4.48	238	3.11	0.04	2.10	1.06	42
19.42	216	3.90	(1.08)	2.10	0.73	18
16.18	137	9.68	(6.85)	2.10	0.73	22

7.35	63	2.35*	(0.63)*	1.45*	0.27*	48
5.78	59	2.12	0.32	1.56	0.88	82
(7.99)	55	2.06	0.33	1.60	0.80	186
5.01	60	2.61	0.44	1.60	1.45	42
20.02	57	3.44	(0.60)	1.60	1.24	18
16.81	52	8.17	(5.10)	1.60	1.47	22

7.65	14,791	1.85*	(0.13)*	0.95*	0.76*	48
6.34	14,802	1.61	0.84	1.06	1.40	82
(7.57)	14,647	1.55	0.82	1.09	1.27	186
5.55	17,731	2.00	0.85	1.10	1.75	42
20.61	6,806	2.80	0.16	1.10	1.86	18
17.38	793	6.35	(3.17)	1.10	2.07	22
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      59

Financial Highlights (Unaudited) (continued)
Symphony Large-Cap Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2017(e)	$34.37	$ 0.06	$2.71	$2.77	$(0.09)	$(2.17)	$(2.26)	$34.88
2016	32.19	0.11	3.46	3.57	(0.09)	(1.30)	(1.39)	34.37
2015	33.53	0.12	0.49	0.61	(0.01)	(1.94)	(1.95)	32.19
2014	28.16	0.07	5.55	5.62	(0.10)	(0.15)	(0.25)	33.53
2013	25.19	0.21	2.98	3.19	(0.22)	—	(0.22)	28.16
2012	21.34	0.12	6.23	6.35	—	(2.50)	(2.50)	25.19
Class C (12/06)
2017(e)	32.06	(0.07)	2.53	2.46	—	(2.17)	(2.17)	32.35
2016	30.25	(0.14)	3.25	3.11	—	(1.30)	(1.30)	32.06
2015	31.84	(0.13)	0.48	0.35	—	(1.94)	(1.94)	30.25
2014	26.87	(0.16)	5.28	5.12	—	(0.15)	(0.15)	31.84
2013	24.03	0.01	2.87	2.88	(0.04)	—	(0.04)	26.87
2012	20.61	(0.05)	5.97	5.92	—	(2.50)	(2.50)	24.03
Class R3 (09/09)
2017(e)	34.25	0.01	2.72	2.73	(0.01)	(2.17)	(2.18)	34.80
2016	32.09	0.02	3.44	3.46	—**	(1.30)	(1.30)	34.25
2015	33.50	0.03	0.50	0.53	—	(1.94)	(1.94)	32.09
2014	28.14	(0.01)	5.55	5.54	(0.03)	(0.15)	(0.18)	33.50
2013	25.17	0.17	2.96	3.13	(0.16)	—	(0.16)	28.14
2012	21.38	0.09	6.20	6.29	—	(2.50)	(2.50)	25.17
Class I (12/06)
2017(e)	34.86	0.10	2.75	2.85	(0.18)	(2.17)	(2.35)	35.36
2016	32.63	0.18	3.52	3.70	(0.17)	(1.30)	(1.47)	34.86
2015	33.95	0.21	0.50	0.71	(0.09)	(1.94)	(2.03)	32.63
2014	28.51	0.15	5.61	5.76	(0.17)	(0.15)	(0.32)	33.95
2013	25.50	0.28	3.02	3.30	(0.29)	—	(0.29)	28.51
2012	21.53	0.21	6.26	6.47	—	(2.50)	(2.50)	25.50
60      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

8.52%	$38,745	1.13%*	0.36%*	1.13%*	0.36%*	33%
11.25	56,435	1.13	0.32	1.13	0.32	56
1.88	81,230	1.13	0.35	1.13	0.35	65
20.04	74,479	1.16	0.23	1.16	0.23	71
12.83	70,314	1.21	0.81	1.21	0.81	128
32.70	36,680	1.79	(0.06)	1.22	0.51	106

8.11	24,926	1.88*	(0.41)*	1.88*	(0.41)*	33
10.42	26,181	1.88	(0.45)	1.88	(0.45)	56
1.13	25,881	1.88	(0.40)	1.88	(0.40)	65
19.13	26,012	1.91	(0.52)	1.91	(0.52)	71
12.01	22,624	1.96	0.05	1.96	0.05	128
31.68	11,841	2.57	(0.82)	1.97	(0.22)	106

8.40	4,997	1.38*	0.08*	1.38*	0.08*	33
10.94	4,626	1.38	0.05	1.38	0.05	56
1.64	3,845	1.38	0.10	1.38	0.10	65
19.76	3,225	1.41	(0.02)	1.41	(0.02)	71
12.56	2,738	1.46	0.65	1.46	0.65	128
32.32	2,372	1.99	(0.14)	1.47	0.38	106

8.64	80,002	0.88*	0.56*	0.88*	0.56*	33
11.53	65,984	0.88	0.55	0.88	0.55	56
2.16	61,383	0.88	0.60	0.88	0.60	65
20.31	64,333	0.91	0.48	0.91	0.48	71
13.13	43,910	0.96	1.06	0.96	1.06	128
33.00	14,004	1.61	0.25	0.97	0.89	106

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended March 31, 2017.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.
NUVEEN      61

Financial Highlights (Unaudited) (continued)
Symphony Low Volatility Equity
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/07)
2017(e)	$27.75	$0.17	$1.58	$1.75	$(0.32)	$(0.29)	$(0.61)	$28.89
2016	26.25	0.27	2.25	2.52	(0.16)	(0.86)	(1.02)	27.75
2015	30.25	0.22	0.59	0.81	(0.34)	(4.47)	(4.81)	26.25
2014	25.41	0.31	4.71	5.02	(0.03)	(0.15)	(0.18)	30.25
2013	22.43	0.31	3.34	3.65	(0.24)	(0.43)	(0.67)	25.41
2012	17.94	0.29	4.38	4.67	(0.18)	—	(0.18)	22.43
Class C (09/07)
2017(e)	26.82	0.06	1.52	1.58	(0.11)	(0.29)	(0.40)	28.00
2016	25.43	0.07	2.18	2.25	—	(0.86)	(0.86)	26.82
2015	29.44	0.02	0.56	0.58	(0.12)	(4.47)	(4.59)	25.43
2014	24.88	0.10	4.61	4.71	—	(0.15)	(0.15)	29.44
2013	21.98	0.11	3.30	3.41	(0.08)	(0.43)	(0.51)	24.88
2012	17.58	0.13	4.30	4.43	(0.03)	—	(0.03)	21.98
Class R6 (06/16)
2017(e)	27.83	0.22	1.57	1.79	(0.39)	(0.29)	(0.68)	28.94
2016(f)	27.69	0.10	0.04	0.14	—	—	—	27.83
Class I (09/07)
2017(e)	27.82	0.20	1.58	1.78	(0.38)	(0.29)	(0.67)	28.93
2016	26.32	0.34	2.25	2.59	(0.23)	(0.86)	(1.09)	27.82
2015	30.32	0.30	0.59	0.89	(0.42)	(4.47)	(4.89)	26.32
2014	25.46	0.42	4.69	5.11	(0.10)	(0.15)	(0.25)	30.32
2013	22.48	0.38	3.32	3.70	(0.29)	(0.43)	(0.72)	25.46
2012	17.97	0.36	4.38	4.74	(0.23)	—	(0.23)	22.48
62      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

6.38%	$22,925	1.21%*	0.98%*	1.01%*	1.18%*	37%
9.74	44,168	1.19	0.83	1.03	0.99	68
2.77	25,421	1.21	0.63	1.05	0.79	53
19.86	5,927	1.26	0.89	1.06	1.10	125
16.88	4,370	2.72	(0.18)	1.22	1.32	84
26.17	877	4.02	(1.38)	1.23	1.42	85

5.95	18,959	1.96*	0.22*	1.76*	0.43*	37
8.94	19,109	1.94	0.09	1.78	0.25	68
1.99	8,060	1.96	(0.09)	1.80	0.07	53
19.01	2,063	2.00	0.17	1.81	0.36	125
15.95	1,090	3.49	(1.06)	1.97	0.46	84
25.24	170	5.56	(2.94)	1.98	0.64	85

6.55	17,438	0.86*	1.34*	0.65*	1.54*	37
0.51	17,748	0.82*	1.18*	0.64*	1.35*	68

6.51	80,918	0.97*	1.22*	0.76*	1.43*	37
9.99	68,354	0.93	1.11	0.78	1.26	68
3.03	54,054	0.96	0.90	0.80	1.06	53
20.17	44,878	0.95	1.31	0.80	1.46	125
17.14	2,218	2.51	0.06	0.97	1.60	84
26.56	1,852	3.29	(0.60)	0.98	1.71	85

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended March 31, 2017.
(f)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      63

Financial Highlights (Unaudited) (continued)
Symphony Mid-Cap Core
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/06)
2017(e)	$36.98	$ 0.07	$2.60	$ 2.67	$ —	$ —	$ —	$39.65
2016	34.35	(0.01)	2.64	2.63	—	—	—	36.98
2015	34.22	(0.06)	0.21	0.15	—	(0.02)	(0.02)	34.35
2014	30.11	(0.06)	4.54	4.48	—	(0.37)	(0.37)	34.22
2013	25.06	0.14	5.10	5.24	(0.19)	—	(0.19)	30.11
2012	19.95	0.09	5.02	5.11	—	—	—	25.06
Class C (05/06)
2017(e)	34.48	(0.07)	2.43	2.36	—	—	—	36.84
2016	32.27	(0.26)	2.47	2.21	—	—	—	34.48
2015	32.40	(0.32)	0.21	(0.11)	—	(0.02)	(0.02)	32.27
2014	28.74	(0.29)	4.32	4.03	—	(0.37)	(0.37)	32.40
2013	23.92	(0.07)	4.89	4.82	—**	—	—	28.74
2012	19.18	(0.12)	4.86	4.74	—	—	—	23.92
Class R3 (05/09)
2017(e)	36.69	0.01	2.59	2.60	—	—	—	39.29
2016	34.13	(0.09)	2.65	2.56	—	—	—	36.69
2015	34.10	(0.15)	0.20	0.05	—	(0.02)	(0.02)	34.13
2014	30.08	(0.15)	4.54	4.39	—	(0.37)	(0.37)	34.10
2013	25.04	0.06	5.11	5.17	(0.13)	—	(0.13)	30.08
2012	19.98	0.02	5.04	5.06	—	—	—	25.04
Class I (05/06)
2017(e)	37.73	0.12	2.66	2.78	—	—	—	40.51
2016	34.96	0.08	2.69	2.77	—	—	—	37.73
2015	34.75	0.03	0.21	0.24	(0.01)	(0.02)	(0.03)	34.96
2014	30.50	0.03	4.60	4.63	(0.01)	(0.37)	(0.38)	34.75
2013	25.39	0.21	5.15	5.36	(0.25)	—	(0.25)	30.50
2012	20.15	0.23	5.01	5.24	—	—	—	25.39
64      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

7.22%	$11,352	1.66%*	(0.13)%*	1.18%*	0.35%*	37%
7.66	12,562	1.62	(0.32)	1.34	(0.03)	70
0.43	12,724	1.50	(0.28)	1.39	(0.17)	128
15.01	14,225	1.60	(0.38)	1.39	(0.17)	141
21.02	2,426	2.97	(1.09)	1.37	0.52	163
25.66	2,026	4.06	(2.33)	1.37	0.36	138

6.84	2,817	2.41*	(0.87)*	1.93*	(0.39)*	37
6.85	2,295	2.37	(1.07)	2.09	(0.79)	70
(0.34)	2,318	2.25	(1.03)	2.14	(0.92)	128
14.15	2,643	2.35	(1.14)	2.14	(0.92)	141
20.12	750	3.73	(1.87)	2.12	(0.25)	163
24.77	548	4.92	(3.34)	2.12	(0.54)	138

7.09	11	1.91*	(0.42)*	1.43*	0.06*	37
7.47	13	1.88	(0.50)	1.63	(0.25)	70
0.17	108	1.75	(0.53)	1.64	(0.42)	128
14.72	109	1.86	(0.69)	1.64	(0.47)	141
20.70	448	3.24	(1.40)	1.62	0.22	163
25.38	272	4.33	(2.60)	1.62	0.10	138

7.37	18,499	1.41*	0.12*	0.93*	0.60*	37
7.92	19,481	1.37	(0.07)	1.09	0.21	70
0.68	22,867	1.24	(0.03)	1.14	0.07	128
15.30	36,623	1.35	(0.11)	1.14	0.10	141
21.35	1,654	2.72	(0.86)	1.12	0.75	163
26.00	1,334	3.37	(1.28)	1.12	0.97	138

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended March 31, 2017.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.
NUVEEN      65

Financial Highlights (Unaudited) (continued)
Symphony Small Cap Core
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/13)
2017(e)	$21.95	$(0.03)	$ 2.76	$ 2.73	$ —	$ —	$ —	$24.68
2016	19.72	(0.04)	2.27	2.23	—	—	—	21.95
2015	20.03	(0.07)	(0.24)	(0.31)	—	—	—	19.72
2014(f)	20.00	(0.03)	0.06	0.03	—	—	—	20.03
Class C (12/13)
2017(e)	21.49	(0.12)	2.70	2.58	—	—	—	24.07
2016	19.46	(0.18)	2.21	2.03	—	—	—	21.49
2015	19.91	(0.24)	(0.21)	(0.45)	—	—	—	19.46
2014(f)	20.00	(0.15)	0.06	(0.09)	—	—	—	19.91
Class I (12/13)
2017(e)	22.10	—**	2.77	2.77	—	—	—	24.87
2016	19.80	(0.01)	2.31	2.30	—	—	—	22.10
2015	20.07	(0.02)	(0.25)	(0.27)	—**	—	—	19.80
2014(f)	20.00	0.01	0.06	0.07	—	—	—	20.07
66      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

12.44%	$ 499	1.44%*	(0.39)%*	1.30%*	(0.24)%*	38%
11.36	273	2.28	(1.12)	1.34	(0.18)	54
(1.60)	117	6.53	(5.50)	1.36	(0.33)	86
0.15	50	4.83*	(3.65)*	1.37*	(0.19)*	51

12.01	233	2.19*	(1.17)*	2.05*	(1.03)*	38
10.49	177	3.46	(2.25)	2.10	(0.90)	54
(2.31)	184	7.59	(6.59)	2.11	(1.12)	86
(0.45)	50	5.58*	(4.40)*	2.12*	(0.94)*	51

12.53	29,227	1.19*	(0.17)*	1.05*	(0.03)*	38
11.67	25,858	1.35	(0.31)	1.09	(0.05)	54
(1.37)	1,208	6.21	(5.17)	1.11	(0.07)	86
0.35	1,042	4.58*	(3.39)*	1.12*	0.07*	51

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended March 31, 2017.
(f)	For the period December 10, 2013 (commencement of operations) through September 30, 2014.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.
NUVEEN      67

Notes to
Financial Statements (Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony International Equity Fund (“Symphony International Equity”), Nuveen Symphony Large-Cap Growth Fund (“Symphony Large-Cap Growth”), Nuveen Symphony Low Volatility Equity Fund (“Symphony Low Volatility Equity”), Nuveen Symphony Mid-Cap Core Fund (“Symphony Mid-Cap Core”) and Nuveen Symphony Small Cap Core Fund (“Symphony Small Cap Core”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is March 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal period ended March 31, 2017 (the “current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds , oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management, LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds.
Investment Objectives
The investment objective of Symphony International Equity, Symphony Large-Cap Growth, Symphony Mid-Cap Core and Symphony Small Cap Core is to seek long-term capital appreciation. Symphony Low Volatility Equity’s investment objective is to seek long-term capital appreciation with lower absolute volatility than the broad equity market.
The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services - Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principals generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
68      NUVEEN

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees ("the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs
NUVEEN      69

Notes to Financial Statements (Unaudited) (continued)
reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing services ("pricing services"). As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Symphony International Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$2,363,990	$13,631,900**	$ —	$15,995,890
Short-Term Investments:
Repurchase Agreements	—	452,492	—	452,492
Total	$2,363,990	$14,084,392	$ —	$16,448,382
70      NUVEEN

Symphony Large-Cap Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$148,813,633	$ —	$ —	$148,813,633

Symphony Low Volatility Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$140,691,749	$ —	$ —	$140,691,749

Symphony Mid-Cap Core	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$32,609,228	$ —	$ —	$32,609,228
Short-Term Investments:
Repurchase Agreements	—	177,433	—	177,433
Total	$32,609,228	$177,433	$ —	$32,786,661

Symphony Small Cap Core	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$29,793,706	$ —	$ —	$29,793,706
Short-Term Investments:
Repurchase Agreements	—	266,329	—	266,329
Total	$29,793,706	$266,329	$ —	$30,060,035

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
The table below presents the transfers in and out of the three valuation levels for the following Fund as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities
	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Symphony International Equity
Common Stock	$316,358	$ —	$ —	$(316,358)	$ —	$ —
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of the independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing service and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
NUVEEN      71

Notes to Financial Statements (Unaudited) (continued)
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
As of the end of the reporting period, the following Fund's investments in non-U.S. securities were as follows:
Symphony International Equity	Value	% of Net Assets
Country:
Japan	$ 4,246,854	25.7%
United Kingdom	1,955,801	11.8
Germany	1,274,734	7.7
France	1,196,835	7.3
Hong Kong	1,018,830	6.2
Canada	922,570	5.6
Switzerland	687,895	4.2
Australia	603,019	3.7
Italy	566,387	3.4
Belgium	518,434	3.1
Other	2,836,738	17.1
Total non-U.S. securities	$15,828,097	95.8%
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
72      NUVEEN

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Nuveen Symphony International Equity Fund	Fixed Income Clearing Corporation	$452,492	$(452,492)	$ —
Nuveen Symphony Mid-Cap Core Fund	Fixed Income Clearing Corporation	177,433	(177,433)	—
Nuveen Symphony Small Cap Core Fund	Fixed Income Clearing Corporation	266,329	(266,329)	—
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Symphony Large-Cap Growth, Symphony Low Volatility Equity and Symphony Small Cap Core each have an effective registration statement on file with the Securities and Exchange Commission ("SEC") to issue Class T Shares, which are not yet available for public offering.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 3/31/17		Year Ended 9/30/16
Symphony International Equity	Shares	Amount	Shares	Amount
Shares sold:
Class A	25,903	$ 452,197	69,498	$ 1,205,564
Class C	48	838	1,361	24,364
Class R3	13	238	277	4,669
Class I	32,602	601,172	19,783	335,321
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,007	17,424	2,486	44,099
Class C	43	730	186	3,252
Class R3	—	—	3	53
Class I	11,294	195,283	21,898	388,712
	70,910	1,267,882	115,492	2,006,034
Shares redeemed:
Class A	(45,527)	(831,230)	(68,226)	(1,165,377)
Class C	(1,544)	(27,661)	(8,636)	(147,063)
Class R3	—	—	(175)	(3,098)
Class I	(92,393)	(1,639,811)	(62,783)	(1,087,383)
	(139,464)	(2,498,702)	(139,820)	(2,402,921)
Net increase (decrease)	(68,554)	$(1,230,820)	(24,328)	$ (396,887)

NUVEEN      73

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 3/31/17		Year Ended 9/30/16
Symphony Large-Cap Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	97,350	$ 3,324,660	321,203	$ 10,605,862
Class C	29,737	936,908	76,037	2,342,912
Class R3	11,354	378,438	31,346	1,026,481
Class I	644,860	22,541,984	672,308	22,537,701
Shares issued to shareholders due to reinvestment of distributions:
Class A	110,223	3,604,932	103,016	3,418,261
Class C	55,265	1,675,638	35,450	1,100,000
Class R3	8,996	293,151	4,785	158,049
Class I	122,933	4,081,003	78,272	2,636,357
	1,080,718	36,836,714	1,322,417	43,825,623
Shares redeemed:
Class A	(738,891)	(25,436,751)	(1,305,466)	(43,034,818)
Class C	(131,235)	(4,138,414)	(150,354)	(4,626,043)
Class R3	(11,836)	(404,301)	(20,893)	(688,402)
Class I	(398,703)	(13,705,899)	(738,663)	(24,753,863)
	(1,280,665)	(43,685,365)	(2,215,376)	(73,103,126)
Net increase (decrease)	(199,947)	$ (6,848,651)	(892,959)	$(29,277,503)

	Six Months Ended 3/31/17		Year Ended 9/30/16
Symphony Low Volatility Equity	Shares	Amount	Shares	Amount
Shares sold:
Class A	182,768	$ 5,122,671	1,043,504	$ 28,055,371
Class C	61,899	1,681,834	518,714	13,456,260
Class R6	—	—	—	—
Class R6 – exchanges	—	—	670,358	18,562,218
Class I	978,681	28,103,537	2,588,269	69,680,134
Shares issued to shareholders due to reinvestment of distributions:
Class A	29,851	839,870	43,902	1,182,168
Class C	9,546	260,597	12,999	337,854
Class R6	14,835	417,944	—	—
Class I	37,545	1,057,292	64,519	1,742,175
	1,315,125	37,483,745	4,942,265	133,016,180
Shares redeemed:
Class A	(1,010,513)	(28,924,453)	(464,282)	(12,621,383)
Class C	(106,923)	(2,906,847)	(136,044)	(3,552,211)
Class R6	(50,005)	(1,420,000)	(32,688)	(920,000)
Class I	(675,749)	(19,068,173)	(1,579,490)	(43,205,144)
Class I – exchanges	—	—	(670,358)	(18,562,218)
	(1,843,190)	(52,319,473)	(2,882,862)	(78,860,956)
Net increase (decrease)	(528,065)	$(14,835,728)	2,059,403	$ 54,155,224

	Six Months Ended 3/31/17		Year Ended 9/30/16
Symphony Mid-Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	17,932	$ 689,683	30,800	$ 1,110,746
Class C	14,605	535,190	4,654	156,675
Class R3	130	4,956	241	8,406
Class I	28,710	1,151,066	24,157	867,985
	61,377	2,380,895	59,852	2,143,812
Shares redeemed:
Class A	(71,325)	(2,734,337)	(61,575)	(2,160,416)
Class C	(4,678)	(165,985)	(9,930)	(332,022)
Class R3	(200)	(7,698)	(3,067)	(109,929)
Class I	(88,321)	(3,444,450)	(162,036)	(5,808,130)
	(164,524)	(6,352,470)	(236,608)	(8,410,497)
Net increase (decrease)	(103,147)	$(3,971,575)	(176,756)	$(6,266,685)

74      NUVEEN

	Six Months Ended 3/31/17		Year Ended 9/30/16
Symphony Small Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,791	$ 186,477	8,091	$ 166,762
Class C	6,729	155,477	—	—
Class I	5,096	129,649	1,123,735	22,555,379
	19,616	471,603	1,131,826	22,722,141
Shares redeemed:
Class A	(10)	(242)	(1,581)	(34,062)
Class C	(5,262)	(129,649)	(1,251)	(24,800)
Class I	—	—	(14,558)	(286,073)
	(5,272)	(129,891)	(17,390)	(344,935)
Net increase (decrease)	14,344	$ 341,712	1,114,436	$22,377,206
5.  Investment Transactions
Long-term purchases and sales during the current fiscal period were as follows:
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Purchases	$7,577,343	$49,382,022	$52,886,027	$12,056,834	$10,850,074
Sales	9,201,760	66,011,172	69,085,088	15,365,110	10,552,508
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of March 31, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Cost of investments	$14,869,756	$105,476,375	$120,145,251	$27,923,609	$24,829,052
Gross unrealized:
Appreciation	$ 1,831,571	$ 44,601,050	$ 22,313,588	$ 5,305,324	$ 5,965,553
Depreciation	(252,945)	(1,263,792)	(1,767,090)	(442,272)	(734,570)
Net unrealized appreciation (depreciation) of investments	$ 1,578,626	$ 43,337,258	$ 20,546,498	$ 4,863,052	$ 5,230,983
NUVEEN      75

Notes to Financial Statements (Unaudited) (continued)
Permanent differences, primarily due to net operating losses, foreign currency transactions, distribution reallocations, investments in partnerships, nondeductible reorganization expenses and expiration of capital loss carryforwards resulted in reclassifications among the Funds’ components of net assets as of September 30, 2016, the Funds’ last tax year end, as follows:
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Capital paid-in	$ —	$ (248)	$ 3,520	$(5,796,644)	$(2,200)
Undistributed (Over-distribution of) net investment income	(5,831)	(2,492)	(7,644)	2,672	1,435
Accumulated net realized gain (loss)	5,831	2,740	4,124	5,793,972	765
The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2016, the Funds' last tax year end, were as follows:
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Undistributed net ordinary income[1]	$221,991	$ 464,477	$1,133,674	$ —	$ —
Undistributed net long-term capital gains	—	8,083,551	1,034,012	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended September 30, 2016, was designated for purposes of the dividends paid deduction as follows:
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Distributions from net ordinary income[1]	$221,815	$ 563,645	$ 701,439	$ —	$ —
Distributions from net long-term capital gains	220,329	6,903,544	3,109,354	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of September 30, 2016, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Symphony International Equity	Symphony Small Cap Core
Capital losses to be carried forward - not subject to expiration	$1,127,348	$291,584
As of September 30, 2016, the Funds' last tax year end, $5,793,972 of Symphony Mid-Cap Core's capital loss carryforward expired.
During the Funds' last tax year ended September 30 ,2016, Symphony Mid-Cap Core utilized $974,180 of its capital loss carryforward.
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:
Symphony Small Cap Core
Post-October capital losses[2]	$ —
Late-year ordinary losses[3]	13,872

[2]	Capital losses incurred from November 1, 2015 through September 30, 2016, the Funds' last tax year end.
[3]	Ordinary losses incurred from January 1, 2016 through September 30, 2016 and/or specified losses incurred from November 1, 2015 through September 30, 2016.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.
76      NUVEEN

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, for each Fund, is calculated according to the following schedule:
Average Daily Net Assets	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
For the first $125 million	0.5500%	0.5000%	0.5000%	0.5500%	0.6500%
For the next $125 million	0.5375	0.4875	0.4875	0.5375	0.6375
For the next $250 million	0.5250	0.4750	0.4750	0.5250	0.6250
For the next $500 million	0.5125	0.4625	0.4625	0.5125	0.6125
For the next $1 billion	0.5000	0.4500	0.4500	0.5000	0.6000
For net assets over $2 billion	0.4750	0.4250	0.4250	0.4750	0.5750
The annual complex-level fee, payable monthly for each Fund , payable monthly is calculated according to the following schedule:
Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2017, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Symphony International Equity	0.1613%
Symphony Large-Cap Growth	0.1613%
Symphony Low Volatility Equity	0.1781%
Symphony Mid-Cap Core	0.1967%
Symphony Small Cap Core	0.1613%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring January 31, 2018 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Funds. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.
NUVEEN      77

Notes to Financial Statements (Unaudited) (continued)
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony International Equity	0.99%	January 31, 2018	1.38%
Symphony Large-Cap Growth	0.93%	January 31, 2018	1.35%
Symphony Low Volatility Equity	0.78%	January 31, 2018	1.45%
Symphony Mid-Cap Core	0.93%	January 31, 2018	1.40%
Symphony Small Cap Core	1.09%	January 31, 2018	N/A
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Sales charges collected	$3,032	$30,269	$44,369	$4,326	$1,940
Paid to financial intermediaries	2,975	26,529	39,987	3,770	1,682
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Commission advances	$2,600	$7,536	$22,031	$1,393	$356
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
12b-1 fees retained	$28	$8,014	$39,359	$708	$519
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
CDSC retained	$ —	$1,401	$938	$100	$ —
As of the end of the reporting period, Nuveen owned shares of the following Funds:
	Symphony International Equity	Symphony Small Cap Core
Class A Shares	—	2,500
Class C Shares	—	2,500
Class R3 Shares	3,058	—
Class I Shares	—	2,500
78      NUVEEN

8.  Borrowing Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2016, Symphony International Equity and Symphony Low Volatility each borrowed $79,589 and $630,735, respectively, from the Unsecured Credit Line at an annualized interest rate of 2.02%. None of the other Funds participated in the Unsecured Credit Line during the current fiscal period.
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  New Accounting Pronouncements
Amendments to Regulation S-X
In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.
NUVEEN      79

Additional
Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Symphony Asset Management, LLC
555 California Street
Rene Suite 2975
San Francisco, CA 94104
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
Boston Financial
Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
80      NUVEEN

Glossary of Terms
Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.
Lipper International Multi-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper International Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Index: An unmanaged index generally considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Index: An index constructed to provide a comprehensive and unbiased barometer for the mid-cap segment of the equity market, which includes the smallest 800 securities within the Russell 1000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
NUVEEN      81

Notes
82      NUVEEN

Notes
NUVEEN      83

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mf
Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
MSA-SYMPH-0317D157269

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: June 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: June 8, 2017

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: June 8, 2017